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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CACHE, INC.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

 CACHE, INC.
1440 BROADWAY
NEW YORK, NEW YORK 10018
(212) 575-3200

June , 2009

Dear Shareholder:

        On behalf of the officers and directors of Cache, Inc., you are cordially invited to attend the Cache, Inc. Annual Meeting of Shareholders to be held at 10:00 a.m. on Tuesday, July 21, 2009, at our headquarters, 1440 Broadway, 5th Floor, New York, New York.

        The Notice of Meeting and Proxy Statement on the following pages cover the formal business of the meeting, which includes proposals to (i) elect five named nominees as directors, (ii) approve the Company's Amended and Restated 2008 Stock Option and Performance Incentive Plan, (iii) approve the increase of the Company's authorized common stock to 40,000,000 shares and (iv) ratify the appointment of MHM Mahoney Cohen CPAs as Cache's auditors for the fiscal year ending January 2, 2010.

        The Board of Directors unanimously recommends that shareholders vote in favor of each proposal. We strongly encourage all shareholders to participate by voting their shares by Proxy whether or not they plan to attend the meeting. Please sign, date and mail the enclosed Proxy as soon as possible. If you do attend the Annual Meeting, you may still vote in person.

Sincerely,
/s/ THOMAS E. REINCKENS Thomas E. Reinckens Chairman of the Board

CACHE, INC.
1440 BROADWAY
NEW YORK, NEW YORK 10018

NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JULY 21, 2009

TO THE SHAREHOLDERS:

        The Annual Meeting of the Shareholders of Cache, Inc. (the "Company") will be held on Tuesday, July 21, 2009 at 10:00 a.m., local time, at our headquarters, 1440 Broadway, 5th Floor, New York, New York, 10018, for the purpose of considering and acting upon the following proposals, as set forth in the accompanying Proxy Statement:

  1.
  To elect five named nominees as Directors of the Company to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified.

  2.
  To approve the Company's Amended and Restated 2008 Stock Option and Performance Incentive Plan.

  3.
  To approve the increase in the Company's authorized common stock to 40,000,000 shares.

  4.
  To ratify the appointment of MHM Mahoney Cohen CPAs, as auditors of the Company for the fiscal year ending January 2, 2010.

  5.
  To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

        Only shareholders of record at the close of business on May 29, 2009 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

        Whether or not you plan to attend the Annual Meeting, please complete, date and sign the enclosed Proxy and return it promptly to the Company in the return envelope enclosed for your use, which requires no postage if mailed in the United States. You may revoke your Proxy at any time before it is voted by delivering to the Secretary of the Company a written notice of revocation bearing a later date than the Proxy, by duly executing a subsequent Proxy relating to the same shares of common stock and delivering it to the Secretary of the Company, or by attending and voting at the Annual Meeting.

        You are cordially invited to attend.

By Order of the Board of Directors,
/s/ VICTOR J. COSTER Victor J. Coster Secretary

June     , 2009

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on July 21, 2009:

        Our Proxy Statement is attached. Financial and other information concerning the Company is contained in our Annual Report on Form 10-K for the fiscal year ended December 27, 2008, including financial statements. Under new rules issued by the Securities and Exchange Commission, we are providing access to our proxy materials both by sending you this full set of proxy materials, including a proxy card, and by notifying you of the availability of our proxy materials on the Internet. The proxy materials and our Annual Report are available at http://www.cstproxy.com/cache/2009.

CACHE, INC.
1440 BROADWAY
NEW YORK, NEW YORK 10018

PROXY STATEMENT

        Accompanying this Proxy Statement is a Notice of Annual Meeting of Shareholders and a form of Proxy for such meeting solicited by the Board of Directors of Cache, Inc. The Board of Directors has fixed the close of business on May 29, 2009 as the record date for the determination of shareholders who are entitled to notice of and to vote at the meeting or any adjournment thereof. The holders of a majority of the outstanding shares of Common Stock (as defined below) present in person, or represented by proxy, will constitute a quorum at the meeting. This Proxy Statement and the enclosed Proxy are being sent to the shareholders of the Company on or about June     , 2009. In this Proxy Statement, unless otherwise indicated by the context, "we," "us," "our" and the "Company" refer to Cache, Inc.

        In accordance with new rules issued by the Securities and Exchange Commission, we are providing access to our proxy materials both by sending you this full set of proxy materials, including a Proxy Card, and by notifying you of the availability of our proxy materials on the Internet. The Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 27, 2008 ("Fiscal 2008") are available at http://www.cstproxy.com/cache/2009.

        Only shareholders of record at the close of business on May 29, 2009 will be entitled to vote at the Annual Meeting. At the close of business on such record date, the Company had outstanding 12,727,837 shares of Common Stock, par value $.01 per share ("Common Stock"). No other class of voting security of the Company is issued and outstanding. Each share of Common Stock entitles the holder to one vote. Shareholders do not have cumulative voting rights.

        As of June 12, 2009, Mr. Andrew Saul, Ms. Jane Saul Berkey and Saul Partners, LP, a partnership in which they are partners (collectively, the "Sauls"), owned of record an aggregate of 1,713,259 shares of Common Stock, representing approximately 13.5% of the outstanding shares of Common Stock. See "Principal Shareholders and Share Ownership by Certain Beneficial Owners and by Management." The Sauls intend to vote their Common Stock in favor of Proposals 1, 2, 3 and 4 (as defined below).

        A Proxy that is properly submitted to the Company may be properly revoked at any time before it is voted. Proxies may be revoked by (i) delivering to the Secretary of the Company at or before the Annual Meeting a written notice of revocation bearing a later date than the Proxy, (ii) duly executing a subsequent Proxy relating to the same shares of Common Stock and delivering it to the Secretary of the Company at or before the Annual Meeting, or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a Proxy).

        With respect to Proposal 1, unless authority to vote for all Directors or any individual Director is withheld, all the shares represented by the Proxy will be voted for the election of Directors as set forth in the Proxy Statement. With respect to Proposals 2, 3 and 4, where a shareholder has specified a vote for or against a Proposal, such Proxy will be voted as specified. If no direction is given with respect to a Proposal, all the shares represented by the Proxy will be voted in favor of the Proposal. Your proxy also will be authorized to vote on any other business that properly comes before the Annual Meeting in accordance with the recommendation of the Board of Directors. Boxes and a designated blank space are provided on the proxy card for shareholders to mark if they wish either to vote "for," "against" or

"abstain" on one or more of the Proposals, or to withhold authority to vote for one or more of the Company's nominees for Director.

        The presence of a quorum is required for the Annual Meeting, which is defined as a majority of the votes entitled to be cast at the meeting. Votes withheld from Director nominees, abstentions and broker non-votes will be treated as shares that are present for purposes of determining whether a quorum has been reached.

        Assuming a quorum has been reached, a determination must be made as to the results of the vote on each matter submitted for shareholder approval: (1) the election of directors ("Proposal 1"); (2) approval of the Company's Amended and Restated 2008 Stock Option and Performance Incentive Plan ("Proposal 2"); (3) approval of the increase of the Company's authorized Common Stock to 40,000,000 shares ("Proposal 3"); and (4) the ratification of auditors ("Proposal 4"). Director nominees must receive a plurality of the votes cast at the meeting, which means that an abstention or vote withheld from a particular nominee or nominees will not affect the outcome of the meeting. In order to pass, Proposals 2 and 4 each must be approved by a majority of the votes cast on such matter. Proposal 3 must be approved by the affirmative vote of a majority of the outstanding shares of Common Stock. For purposes of Proposals 2 and 4, abstentions are not counted in determining the number of votes cast. For purposes of Proposal 3, abstentions will have the same effect as negative votes.

        For purposes of Proposals 1, 2 and 4, broker non-votes will not be included in vote totals and will have no effect on the outcome of the vote. For purposes of Proposal 3, broker non-votes will have the same effect as negative votes.

        The cost of soliciting Proxies will be paid by the Company, which will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding proxy materials to the beneficial owners of the Company's Common Stock. In addition to solicitation by mail, Directors, officers and employees of the Company may solicit proxies by telephone or otherwise.

IN ORDER THAT YOUR SHARES MAY BE REPRESENTED AT THIS MEETING, PLEASE SIGN, DATE AND MAIL THE PROXY PROMPTLY.

 ELECTION OF DIRECTORS

(Proposal 1)

        The Board of Directors of the Company presently consists of the following five members: Messrs. Andrew M. Saul, Thomas E. Reinckens, Gene G. Gage, Morton J. Schrader and Arthur S. Mintz, each of whom is a nominee for re-election.

        Unless authority to vote on the election of all Directors or any individual Director is specifically withheld by appropriate designation on the face of the Proxy, the persons named in the accompanying Proxy will nominate as Directors the persons named below and vote such Proxy for the election of such persons as Directors of the Company. If elected, such persons will serve as Directors until the next Annual Meeting of Shareholders and until their successors are elected and qualified.

        Management does not contemplate that any of the nominees for Director will be unable to serve, but if such a situation should arise, the persons named in the accompanying Proxy will nominate and vote for the election of such other person or persons as the Board of Directors may recommend following the recommendation of the Nominating and Governance Committee.

Nominees for Director

NAME	AGE	PRINCIPAL OCCUPATION	DIRECTOR SINCE
Thomas E. Reinckens	55	Chairman of the Board and Chief Executive Officer(1)	2008
Andrew M. Saul	62	Partner, Saul Partners(2)	1986
Morton J. Schrader	77	Principal, PBS Realty Advisors, LLC(3)	1989
Arthur S. Mintz	64	Consultant(4)	2002
Gene G. Gage	60	Financial Advisor(5)	2004

1.
Mr. Reinckens has served as our Chairman and Chief Executive Officer since January 2008. Prior to that, he served as President and Chief Operating Officer from 2000. Mr. Reinckens joined our Company in 1987 and has held various positions throughout his tenure, also serving as Chief Financial Officer from 1989 to 2000 and as Executive Vice President from 1995 to 2000. Mr. Reinckens previously served as a Director of the Company during 1993 and 2004.

2.
Mr. Saul has served as one of our Directors since 1986. Mr. Saul also served as the Chairman of our Board from 1993 to 2000. Since 1986, Mr. Saul has been a partner in Saul Partners, an investment partnership.

3.
Mr. Schrader has served as one of our Directors since 1989. Mr. Schrader was the President of Abe Schrader Corp., a manufacturer of women's apparel, from 1968 through 1989. Since 1989, he has been active as a real estate broker and is a principal of PBS Realty Advisors.

4.
Mr. Mintz has served as one of our Directors since 2002. Mr. Mintz served as the President of Bees & Jam, Inc., an apparel manufacturer, from 1971 until 2006. Since April 2007, Mr. Mintz has been active as a consultant to the retail apparel industry.

5.
Mr. Gage has served as one of our Directors since September 2004. Since 2002, Mr. Gage has served as the President and Chief Executive Officer of Gage Associates, LLC, a firm which provides financial planning and related services to individuals and businesses. From 2000 to 2002, Mr. Gage served as Chief Executive Officer and as the director of ICDL-US, LLC, a company providing computer literacy training skills for desktop software applications. He is a certified public accountant, as well as a certified financial planner.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR SET FORTH ABOVE

Corporate Governance

Independent Directors

        The following directors of the Company are independent within the meaning of Rule 5605 of The Nasdaq Stock Market: Gene G. Gage; Arthur S. Mintz; Andrew M. Saul; and Morton J. Schrader.

Committees and Meetings

        During Fiscal 2008, the Board of Directors held seven meetings. Each then-current Director attended all of such Board meetings, except (i) the May 7, 2008 meeting, which Mr. Gage and Mr. Saul were unable to attend, and (ii) the December 16, 2008 meeting, which Mr. Saul and Mr. Reinckens were unable to attend.

        The Board of Directors has an Audit Committee, a Compensation and Plan Administration Committee and a Nominating and Governance Committee. The Audit Committee currently consists of Messrs. Arthur Mintz, Morton Schrader and Gene Gage. The Audit Committee held seven meetings in Fiscal 2008. Each member of the Committee attended all such Committee meetings, except (i) the May 7, 2008 and the July 23, 2008 meetings, which Mr. Gage was unable to attend, and (ii) the October 23, 2008 meeting, which Mr. Mintz was unable to attend.

        The duties of the Audit Committee include: (i) meeting with the independent accountants and certain personnel of the Company to discuss the planned scope of their examinations and the adequacy of internal controls and financial reporting; (ii) reviewing the results of the annual examination of the financial statements and periodic internal audit examinations; (iii) reviewing the services and fees of the Company's independent accountants; (iv) authorizing special investigations and studies; and (v) performing any other duties or functions deemed appropriate by the Board of Directors. The Board of Directors has determined that Gene Gage is qualified to serve as the Audit Committee's financial expert and Chairman. Mr. Gage is independent, as such term is used in Item 7(d)(3)(iv) of Schedule 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

        The Compensation and Plan Administration Committee (the "Compensation Committee") administers the Company's stock options plans, determines the remuneration arrangements for the most senior executive officers and reviews and approves the remuneration arrangements for the Company's other executive officers. It currently consists of Messrs. Andrew Saul, Arthur Mintz, Morton Schrader and Gene Gage. The Compensation Committee held three meetings in Fiscal 2008. Each member of the Committee attended all of the meetings, except the December 16, 2008 meeting, which Mr. Saul was unable to attend.

        The Nominating and Governance Committee currently consists of Messrs. Andrew Saul, Gene Gage, Arthur Mintz and Morton Schrader. The Nominating and Governance Committee is responsible for identifying, evaluating and recommending director nominees to the Board of Directors. The Nominating and Governance Committee held two meetings in Fiscal 2008. Each member of the Committee attended both of the meetings.

        The Nominating and Governance Committee will consider candidates for the Board from any reasonable source, including shareholder recommendations. The Nominating and Governance Committee does not evaluate candidates differently based on who has made the proposal. Shareholders who wish to suggest qualified candidates should write to the Secretary, at the Company's headquarters' address. These recommendations should include detailed biographical information concerning the nominee, his or her qualifications to be a member of the Board of Directors, and a description of any relationship the nominee has to the shareholder making the recommendation or to other shareholders of the Company. A written statement from the candidate consenting to be named as a candidate and, if nominated and elected, to serve as a Director should accompany any such recommendation. Shareholders who wish to nominate a Director for election at an annual meeting of shareholders of the Company must comply with the Company's By-Laws regarding shareholder proposals and nominations.

        While the Nominating and Governance Committee does not have minimum qualification requirements for candidates, it does assess whether candidates have good business judgment, high ethical standards, substantial experience in the Company's line of business or other applicable fields and the ability to prepare for and attend Board meetings, committee meetings and shareholder meetings. The Nominating and Governance Committee also considers whether candidates are independent and possess leadership qualities.

Committee Charters; Code of Ethics

        The Board of Directors has adopted written charters for the Audit, Compensation and Nominating and Governance Committees. These charters are available on our website at http://www.cache.com or in print to any shareholder who requests them by sending a written communication to the Secretary, Cache, Inc., 1440 Broadway, New York, NY 10018.

        The Company has adopted a Code of Ethics that applies to all of the Company's directors, officers and employees. The Code of Ethics is available on our website at http://www.cache.com. Our Code of Ethics also is available in print to any shareholder who requests it by sending a written communication to the Secretary, Cache, Inc., 1440 Broadway, New York, NY 10018. We will disclose any amendment to, other than technical, administrative or non-substantive amendments, or waiver of the Code of Ethics granted to a Director or executive officer by filing a Form 8-K disclosing the amendment or waiver within four business days after its occurrence.

Shareholder Communications

        Company shareholders may communicate with the Board of Directors by addressing their communications to one or more Directors to our corporate headquarters at 1440 Broadway, 5th Floor, New York, NY 10018. The Company may screen such communications to ensure that the Company forwards only material that is germane to the Company's business to each Director to whom the correspondence is addressed.

RATIFICATION OF THE APPOINTMENT OF MHM MAHONEY COHEN CPAs AS AUDITORS

(Proposal 2)

        The Board of Directors has appointed the firm of MHM Mahoney Cohen CPAs (formerly Mahoney Cohen & Company, CPA, P.C.) ("Mahoney Cohen") to examine the financial statements of the Company for the year ending January 2, 2010, subject to ratification by the shareholders. Mahoney Cohen was employed by the Company, as its independent auditors, for Fiscal 2007 and Fiscal 2008.

        Representatives of Mahoney Cohen will attend the Annual Meeting. They also will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

        The following table sets forth the aggregate fees billed to the Company for Fiscal 2008 and Fiscal 2007 by Mahoney Cohen.

Fees	Fiscal 2008 Amount	Fiscal 2007 Amount
Audit Fees	$354,015	$143,764
Audit-Related Fees	$125,932	$139,557
Tax Fees	$—	$—
All Other Fees	$22,658	$52,584
Total Fees	$502,605	$335,905

        The Audit Committee has considered whether the provision of these services is compatible with maintaining the principal accountants' independence.

        "Audit fees" includes fees for the annual audit and reviews of the Company's quarterly reports on Form 10-Q, as well as statutory audits and audits of subsidiaries.

        "Audit-related fees" include fees for audits of benefit plans and audits related to a secondary stock offering during Fiscal 2007 and testing of internal controls for Sarbanes-Oxley compliance during Fiscal 2007 and Fiscal 2008.

        "All other fees" include fees for evaluations and advisory services.

        The Audit Committee has implemented a procedure to require pre-approval of all services performed by the independent auditors. Consequently, during Fiscal 2007 and 2008, any project for which management hired the principal accountants to perform was presented to the Audit Committee, along with an estimate of the costs to be incurred. The Audit Committee reviewed and approved the estimate before the commencement of the project. The Audit Committee was updated by management if additional costs were expected to be incurred. All projects performed by the independent accountants were approved by the Audit Committee during Fiscal 2007 and 2008.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
RATIFICATION OF MAHONEY COHEN AS THE COMPANY'S INDEPENDENT AUDITORS

APPROVAL OF AMENDED AND RESTATED 2008 STOCK OPTION
AND PERFORMANCE INCENTIVE PLAN

(Proposal 3)

        The following description of the Amended and Restated 2008 Stock Option and Performance Incentive Plan (the "2008 Plan") is a summary and is qualified in its entirety by reference to the detailed terms of the 2008 Plan, a copy of which is attached as Appendix A hereto. Shareholders are urged to review the 2008 Plan before determining how to vote on this Proposal.

        The Board of Directors believes that it is in the best interests of the Company and its stockholders to adopt the 2008 Plan. The 2008 Plan is intended to replace the Company's 2003 Stock Option and Performance Incentive Plan (the "2003 Plan"). The Company ceased making grants under the 2003 Plan upon Board approval of the 2008 Plan. The Board of Directors initially approved the 2008 Plan on July 1, 2008, subject to the approval of the shareholders at the Annual Meeting.

Purpose of the 2008 Plan

        The purpose of the 2008 Plan is to encourage and enable key employees and Directors of the Company to acquire a proprietary interest in the Company through the ownership of Common Stock and other rights with respect to the Common Stock. Such ownership is intended to provide such employees and Directors with a more direct stake in the future welfare of the Company and encourage them to remain with the Company. It is also expected that the 2008 Plan will encourage qualified persons to seek and accept employment with the Company and to become and remain Directors of the Company.

Form of Awards

        Awards under the 2008 Plan may be granted in any one or all of the following forms: (i) incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"); (ii) non-qualified stock options ("Non-qualified Stock Options") (unless otherwise indicated, references to "Options" include both Incentive Stock Options and Non-qualified Stock Options); (iii) stock appreciation rights ("Stock Appreciation Rights"), which may be awarded either in tandem with Options ("Tandem Stock Appreciation Rights")

or on a stand-alone basis ("Nontandem Stock Appreciation Rights"); (iv) shares of Common Stock that are restricted ("Restricted Shares"); (v) units representing shares of Common Stock ("Performance Shares"); (vi) units that do not represent shares of Common Stock but which may be paid in the form of Common Stock ("Performance Units"); and (vii) shares of Common Stock that are not subject to any conditions to vesting ("Unrestricted Shares").

Maximum Shares Available

        The maximum aggregate number of shares of Common Stock available for award under the 2008 Plan is 800,000, subject to adjustment as provided for in the 2008 Plan, which represents the sum of 279,368 shares of Common Stock plus 520,632 shares of Common Stock otherwise available to be awarded under the 2003 Plan as of the effective date of the 2008 Plan. Shares of Common Stock issued pursuant to the 2008 Plan may be either authorized but unissued shares or issued shares reacquired by the Company. In the event that, prior to the end of the period during which Options may be granted under the 2008 Plan, any Option or any Nontandem Stock Appreciation Right under the Plan expires unexercised or is terminated, surrendered or cancelled (other than in connection with the exercise of the Stock Appreciation Right) without being exercised in whole or in part for any reason, or any Restricted Shares, Performance Shares or Performance Units are forfeited, or if such awards are settled in cash in lieu of shares of Common Stock, then such shares will be available for subsequent awards under the 2008 Plan.

Administration of the 2008 Plan

        The 2008 Plan will be administered by the Compensation Committee. Among other things, the Compensation Committee will have the power and authority to: (i) grant Options and to determine the purchase price of the Common Stock covered by each Option, the term of each Option, the number of shares of Common Stock to be covered by each Option and any performance objectives or vesting standards applicable to each Option; (ii) designate Options as Incentive Stock Options or Non-qualified Stock Options and determine which Options, if any, shall be accompanied by Tandem Stock Appreciation Rights; (iii) grant Tandem Stock Appreciation Rights or Nontandem Stock Appreciation Rights and determine the terms and conditions of such rights; (iv) grant Restricted Shares and determine the terms of the restricted period and other conditions and restrictions applicable to such shares; (v) grant Performance Shares and Performance Units and determine the performance objectives, performance periods and other conditions applicable to such shares or units; (vi) grant Unrestricted Shares; and (vii) determine the employees and Directors to whom, and the time or times at which, Options, Stock Appreciation Rights, Restricted Shares, Performance Shares, Performance Units and Unrestricted Shares will be granted.

Eligibility to Participate in the 2008 Plan

        Awards may be made to all employees and Directors of the Company or any of its subsidiaries. In determining the key employees and Directors to whom awards will be granted and the number to be covered by each award, the Compensation Committee will take into account the nature of the services rendered by such employees and Directors, their present and potential contributions to the success of the Company and such other factors as the Compensation Committee deems relevant.

Stock Options

        Options may be granted under the 2008 Plan for the purchase of shares of Common Stock. The Compensation Committee may designate Options as either Incentive Stock Options or Non-qualified Stock Options. No grant of an Incentive Stock Option will be made under the 2008 Plan more than ten years after the date the 2008 Plan is approved by the shareholders of the Company.

        The term of each Option granted will be determined by the Compensation Committee. However, no Incentive Stock Option will exercisable after ten years from the date it is granted, or in the case of an Incentive Stock Option granted to an employee owning more than 10% of the total combined voting power of all classes of stock of the Company (a "10% Stockholder"), five years from the date it is granted. Options may require the satisfaction of corporate or individual performance objectives and other vesting standards as the Compensation Committee from time to time determines.

        The purchase price per share under each Option will be specified by the Compensation Committee, but in no event may it be less than 100% of the market price per share of Common Stock on the date the Option is granted. In the case of an Incentive Stock Option granted to a 10% Stockholder, the option price must not be less than 110% of the market price of the Common Stock on the date of grant. In the case of Incentive Stock Options, the aggregate market price (determined at the time the Incentive Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any optionee during any calendar year under all plans of the Company may not exceed $100,000.

        Options may be exercised in whole or in part. Payments for Common Stock upon the exercise of Options must be made in cash or, in the discretion of the Compensation Committee, (i) through the delivery of shares of Common Stock already owned by the optionee, (ii) having the Company withhold from shares of Common Stock otherwise deliverable to the optionee, (iii) installment payments under the optionee's promissory note or (iv) a combination of any of the foregoing,

Stock Appreciation Rights

        Tandem Stock Appreciation Rights may be awarded by the Compensation Committee in connection with any Option granted under the 2008 Plan, either at the time the Option is granted or thereafter at any time prior to the exercise, termination or expiration of the Option. Tandem Stock Appreciation Rights will entitle the recipient to surrender to the Company unexercised the related Option, or any portion thereof, and to receive from the Company in exchange that number of shares of Common Stock having an aggregate market price equal to (A) the excess of (i) the Market Price of one share of Common Stock as of the date the Tandem Stock Appreciation Rights are exercised over (ii) the option price per share specified in such Option, multiplied by (B) the number of shares of Common Stock subject to the Option, or portion thereof, which is surrendered.

        Nontandem Stock Appreciation Rights also may be granted by the Compensation Committee at any time. At the time of the grant of Nontandem Stock Appreciation Rights, the Compensation Committee will specify the number of shares of Common Stock covered by such right and the base price of shares of Common Stock to be issued. The base price of any Nontandem Stock Appreciation Rights may not be less than 100% of the market price of a share of Common Stock on the date of grant. The exercise of Nontandem Stock Appreciation Rights will entitle the recipient to receive from the Company that number of shares of Common Stock having an aggregate market price equal to (A) the excess of (i) the market price of one share of Common Stock as of the date on which the Nontandem Stock Appreciation Rights are exercised over (ii) the base price of the shares covered by the Nontandem Stock Appreciation Rights, multiplied by (B) the number of shares of Common Stock covered by the Nontandem Stock Appreciation Rights, or the portion thereof being exercised.

        Tandem Stock Appreciation Rights may be exercisable only to the extent that the related Option is exercisable and will be exercisable only for such period as the Compensation Committee may determine, which may expire prior to the expiration of the related Option. Upon the exercise of all or a portion of Tandem Stock Appreciation Rights, the related Option will be cancelled with respect to an equal number of shares of Common Stock. Shares of Common Stock subject to Options, or portions thereof, surrendered upon the exercise of Tandem Stock Appreciation Rights will not be available for subsequent awards under the 2008 Plan. Nontandem Stock Appreciation Rights will be exercisable during such period as the Compensation Committee may determine.

        The Compensation Committee, in its discretion, may cause the Company to settle all or any part of its obligation arising out of the exercise of Stock Appreciation Rights by payment of cash in lieu of all or part of shares of Common Stock it would otherwise be obligated to deliver in an amount equal to the market price of such shares on the date of exercise.

Effect of Change of Control on Options and Stock Appreciation Rights

        If so determined by the Compensation Committee at the time of grant, any Options or Stock Appreciation Rights may provide that they will become immediately exercisable with respect to all of the shares subject to such Options or Stock Appreciation Rights: (a) immediately prior to (and in such manner as to enable the shares acquired on exercise to participate, in the same manner as other outstanding shares, in) the sale of the Company substantially as an entirety (whether by sale of stock, sale of assets, merger, consolidation, or otherwise), (b) immediately prior to the expiration of (and in such manner as to enable the shares acquired on exercise to participate, in the same manner as other outstanding shares, in) any tender offer or exchange offer for shares of Common Stock of the Company in which all holders of Common Stock are entitled to participate, and (c) immediately after the first date on which a majority of the Directors elected by shareholders to the Board of Directors are persons who were not nominated by management in the most recent proxy statement of the Company.

Restricted Shares

        The Compensation Committee may from time to time cause the Company to grant Restricted Shares under the Plan to employees and Directors. At the time a grant of Restricted Shares is made, the Compensation Committee will establish a period of time (the "Restricted Period") applicable to the shares. The Compensation Committee may, in its sole discretion, at the time a grant is made, prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives, in respect of all or any portion of the Restricted Shares. The Compensation Committee may also, in its sole discretion, shorten or terminate the Restricted Period or waive any other restrictions applicable to all or a portion of such Restricted Shares. Holders of Restricted Shares will not have the right to vote the shares or to receive any cash dividends with respect to the shares.

        Any Restricted Shares granted to an employee or Director will be forfeited if the employee terminates employment or the Director terminates service on the Board prior to the expiration of the Restricted Period and the satisfaction of any other conditions applicable to the Restricted Shares. Upon forfeiture, the Restricted Shares will be available for subsequent awards under the 2008 Plan. If the employee's employment or Director's service on the Board terminates as a result of his or her disability or death, Restricted Shares of such employee or Director will be forfeited, unless the Compensation Committee determines otherwise.

Performance Shares

        Each Performance Share granted will be deemed to be equivalent to one share of Common Stock. Any Performance Shares granted will be credited to a performance share account maintained for the recipient. Performance Shares will vest over a period determined by the Compensation Committee.

        With respect to each award of Performance Shares, the Compensation Committee will specify performance objectives that must be satisfied for the recipient to vest in the Performance Shares that have been awarded to him or her. If the performance objectives are partially but not fully met, the Compensation Committee may in its discretion determine that all or a portion of the Performance Shares have vested. If the performance objectives are exceeded, the Compensation Committee may grant additional fully vested Performance Shares to the recipient. The Compensation Committee may also determine that Performance Shares awarded to a recipient will become partially or fully vested upon the recipient's disability or death, the occurrence of a change in control or termination of the employee's employment or the Director's service prior to the end of the applicable performance period.

        Following a determination that the performance objectives with respect to particular Performance Shares have been met, or at such later date as the Compensation Committee determines at the time of grant, the Company will pay to the recipient an amount with respect to each vested Performance Share equal to the market price of a share of Common Stock on the payment date or, if the Compensation Committee so specifies at the time of grant, an amount equal to (i) the market price of a share of Common Stock on the payment date less (ii) the market price of a share of Common Stock on the date of grant of the Performance Share. Payment may be in cash, Common Stock (including Restricted Shares) or a combination of cash and Common Stock, as determined by the Compensation Committee.

        Recipients of Performance Shares will not be entitled to voting rights or cash dividends with respect to Common Stock. However, within 60 days from the date of payment of a cash dividend by the Company on the Common Stock, the Compensation Committee may credit a recipient's performance share account with additional Performance Shares having an aggregate market price equal to the cash dividend per share paid on the Common Stock multiplied by the number of Performance Shares credited to his or her account at the time the cash dividend was declared.

Performance Units

        The award agreement covering Performance Units will specify a value for each Performance Unit or a formula for determining the value of each Performance Unit at the time of payment. With respect to each award of Performance Units, the Compensation Committee will specify performance objectives that must be satisfied in order for the recipient to vest in the Performance Units that have been awarded. If the performance objectives established for a recipient are only partially met, the Compensation Committee may determine that all or a portion of the Performance Units have vested. If the Performance Objectives for a performance period are exceeded, the Compensation Committee may grant additional fully vested Performance Units to the recipient. The Compensation Committee may adjust the Performance Objectives or the initial or ending value of any Performance Units to reflect extraordinary events, such as stock splits, recapitalizations, mergers, combinations, divestitures, spin-offs and the like. The Compensation Committee may also determine that Performance Units awarded to a recipient will become partially or fully vested upon the employee's termination of employment or the Director's termination of service due to disability, death or otherwise or upon the occurrence of a change in control.

        If the performance objectives for a performance period have been exceeded, the Compensation Committee shall determine whether additional Performance Units will be granted to the recipient. After such determination, or at such later date as the Compensation Committee determines at the time of the grant, the Company will pay to the recipient an amount with respect to each vested Performance Unit equal to the ending value of the Performance Unit or, if the Compensation Committee so specifies at the time of grant, an amount equal to (i) the ending value of the Performance Unit less (ii) the initial value of the Performance Unit. Payment may be made in cash, Common Stock (including Restricted Shares) or a combination of cash and Common Stock, as determined by the Compensation Committee.

Unrestricted Shares

        The Compensation Committee may cause the Company to grant Unrestricted Shares to employees or Directors at such times and in such amounts as the Compensation Committee determines. No payment will be required for Unrestricted Shares.

Assignment and Transfer

        Options and Stock Appreciation Rights may not be transferred, assigned, pledged or hypothecated, except as provided by will or the applicable laws of descent and distribution. An Option or Stock Appreciation Rights may be exercised by the recipient only during his or her lifetime, or following his or her death in accordance with the terms of the 2008 Plan. Notwithstanding the foregoing, the Compensation Committee may, in its sole discretion, cause the written agreement relating to any Non-qualified Stock Options or Stock Appreciation Rights granted under the 2008 Plan to provide that the recipient may transfer such Non-qualified Stock Options or Stock Appreciation Rights, except that the Compensation Committee may not permit any transfers that would cause the 2008 Plan to fail to satisfy the applicable requirements of Rule 16b-3 under the Exchange Act or that would cause any recipient of awards under the 2008 Plan to fail to be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act or be subject to liability thereunder.

        Restricted Shares may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed during the restricted period relating to such shares or prior to the satisfaction of any other restrictions prescribed by the Compensation Committee. Performance Shares and Performance Units may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of at any time.

Modification of the 2008 Plan

        The Board of Directors may modify or amend the 2008 Plan, provided that any amendment that would (i) materially increase the aggregate number of shares that may be issued under the 2008 Plan, (ii) materially increase the benefits accruing to employees or Directors under the 2008 Plan, or (iii) materially modify the requirements as to eligibility for participation in the 2008 Plan, will be subject to the approval of the Company's shareholders, except that any such increase or modifications that may result from adjustments authorized by the 2008 Plan, including in connection with a change in capitalization, will not require shareholder approval. If the 2008 Plan is terminated, the terms of the 2008 Plan will, notwithstanding the termination, continue to apply to awards granted prior to the termination.

Certain Federal Income Tax Consequences

        The following is a brief summary of some of the federal income tax consequences of certain transactions under the 2008 Plan based on federal income tax laws in effect on the date hereof. This summary is not intended to be complete and does not describe state or local tax consequences. It is not intended as tax guidance to participants in the 2008 Plan.

Tax Consequences to Participants

        Non-qualified Stock Options.    In general, (i) no income will be recognized by an optionee at the time a Non-Qualified Stock Option is granted; (ii) at the time of exercise of a Non-qualified Stock Option, ordinary income will be recognized by the optionee in an amount equal to the excess, if any, of the fair market value of the shares, if unrestricted, on the date of exercise over the option price; and (iii) at the time of sale of shares acquired pursuant to the exercise of a Non-qualified Stock Option, appreciation (or depreciation) in the value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

        Incentive Stock Options.    No income generally will be recognized by an optionee upon the grant or exercise of an Incentive Stock Option. The exercise of an Incentive Stock Option, however, may result in alternative minimum tax liability. If shares of our Common Stock are issued to the optionee pursuant to the exercise of an Incentive Stock Option, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to the optionee, then upon sale of such shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss.

        If shares of our Common Stock acquired upon the exercise of an Incentive Stock Option are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the option price paid for such shares. Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

        Stock Appreciation Rights    No income will be recognized by a participant in connection with the grant of a Tandem Stock Appreciation Right or a Nontandem Stock Appreciation Right. When the Stock Appreciate Right is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any unrestricted shares of our Common Stock received on the exercise.

        Restricted Shares    The recipient of Restricted Shares generally will be subject to tax at ordinary income rates on the fair market value of the Restricted Shares (reduced by any amount paid by the participant for such Restricted Shares) at such time as the shares are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Code ("Restrictions"). However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the Restrictions) over the purchase price, if any, of such Restricted Shares. If a Section 83(b) election has not been made, any dividends received with respect to Restricted Shares that are subject to the Restrictions generally will be treated as compensation that is taxable as ordinary income to the participant.

        Performance Awards.    No income generally will be recognized upon the grant of performance awards. Upon payment in respect of the earn-out of performance awards, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any unrestricted shares of our Common Stock received.

        Unrestricted Shares    The recipient of Unrestricted Shares generally will be subject to tax at ordinary income rates on the fair market value of the Unrestricted Shares, reduced by any amount paid by the participant for such Unrestricted Shares.

Tax Consequences to the Company

        To the extent that a participant recognizes ordinary income in the circumstances described above, we will be entitled to a corresponding deduction, provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an "excess parachute payment" within the meaning of Section 280G of the Code and is not disallowed by the $1.0 million limitation on certain executive compensation under Section 162(m) of the Code.

Compliance with Section 162(m) of the Code

        The 2008 Plan is designed to enable us to provide certain forms of performance-based compensation to executive officers that will meet the requirements for tax deductibility under Section 162(m) of the Code.

Compliance with Section 409A of the Code

        To the extent applicable, it is intended that the 2008 Plan and any grants made thereunder comply with the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A(a)(1) of the Code do not apply to the participants. The 2008 Plan and any grants made under the 2008 Plan will be administered in a manner consistent with this intent.

Approval of the 2008 Plan

        The adoption of the 2008 Plan requires the approval of a majority of the votes cast at the Annual Meeting (in person or by proxy) by the holders of shares entitled to vote thereon.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
THE ADOPTION OF THE 2008 PLAN

APPROVAL OF THE INCREASE IN THE COMPANY'S AUTHORIZED SHARE CAPITAL
TO 40,000,000 SHARES OF COMMON STOCK

(Proposal 4)

        The Board of Directors has approved, and is hereby soliciting shareholder approval of, an amendment to the Company's articles of incorporation to increase the number of authorized shares of Common Stock from 20,000,000 shares to 40,000,000 shares. The text of the amendment is set forth in Appendix B.

        The Company currently has 20,000,000 shares of Common Stock authorized for issuance. On the record date, the Company had outstanding 12,727,837 shares of Common Stock and 732,675 shares of Common Stock were issuable upon the exercise of outstanding stock options. The Board of Directors believes that the availability of additional authorized shares will provide us with the flexibility in the future to issue shares of our Common Stock for general corporate purposes, such as raising additional capital, acquisitions of companies or assets and sales of stock or securities convertible into or exercisable for Common Stock. We believe that this will provide us with additional flexibility to meet business and financing needs as they arise.

        The Board of Directors will determine whether, when and on what terms the issuance of shares of Common Stock may be warranted in connection with any future actions. No further action or authorization by our shareholders will be necessary before issuance of the additional shares of Common Stock authorized under our articles of incorporation, except as may be required for a particular transaction by applicable law or regulatory agencies or by the rules of The Nasdaq Stock Market or any other stock market or exchange on which our Common Stock may then be listed.

        The additional shares of Common Stock, if issued, would have the same rights and privileges as the shares of Common Stock now issued. Any issuance of additional shares of Common Stock would increase the number of outstanding shares of Common Stock and (unless such issuance was pro-rata among existing shareholders) the percentage ownership of existing shareholders would be diluted accordingly.

        Although an increase in the authorized shares of our Common Stock could, under certain circumstances, also be construed as having an anti-takeover effect (for example, by permitting easier dilution of the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction resulting in our acquisition by another company), the proposed increase in shares authorized is not in response to any effort by any person or group to accumulate our Common Stock or to obtain control of us by any means. In addition, the proposal is not part of any plan by the Board of Directors to recommend or implement a series of anti-takeover measures. Shareholders are not entitled to appraisal rights in respect of the increase in the authorized shares of our Common Stock.

        The proposed increase in the authorized shares of Common Stock would become effective immediately upon the filing of the amendment to our articles of incorporation with the office of the Secretary of State of the State of Florida. We expect to file the amendment promptly upon approval by our shareholders.

        The affirmative vote of the holders of a majority of the voting power of the Common Stock will be required to approve the amendment of our articles of incorporation.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL
TO AMEND OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF
AUTHORIZED SHARES OF COMMON STOCK FROM
20,000,000 TO 40,000,000 SHARES.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview; Principal Objectives Driving Compensation Practices

        Our compensation philosophy, reflected in our compensation practices for Fiscal 2008, was developed to drive the achievement of our two key business objectives: consistent sales growth and consistent net income growth.

        We design our compensation programs so that if targeted objectives are achieved, total compensation to the named executive officer will increase. "Total compensation" includes the sum of base salary, short-term cash incentive compensation and equity incentive compensation. Recognizing the importance of implementing pay-for-performance practices, we have historically structured our compensation programs so that if the Company's performance exceeds target levels, total compensation to the named executive officer may increase. If the Company, however, fails to achieve its targeted objectives, total compensation will not increase. We may set target compensation on an ad hoc basis, when we believe that it is important to attract or retain key executive officers.

        We use both equity and cash in our incentive-based compensation. We designed our short-term incentive compensation to reward named executive officers for the Company's achievement of annual goals and our long-term incentive compensation to reward them based on longer term corporate performance. Our short-term incentive compensation is paid in cash and our long-term incentive compensation is primarily comprised of equity components. The Compensation Committee reviews annually the allocation between the short- and long-term and cash and equity elements of compensation and determines the distribution based on the Company's current business goals and competitive market practices.

        Our Chief Executive Officer, our Executive Vice President of Design and Merchandising and our Executive Vice President of Manufacturing and Product Development each have an employment agreement with the Company, each of which is described below. We offer minimal perquisites to our named executive officers. Our named executive officers participate in a broad-based, tax-qualified pension plan on terms that do not favor such executives, and the Company does not offer any supplemental retirement plans to its named executive officers.

Processes for Determining Compensation for our Named Executive Officers

  Participation of Compensation Consultant and Management

        During Fiscal 2008, the Compensation Committee reviewed the compensation practices and programs relating to our named executive officers to ensure that their design continued to drive the attainment of the Company's key business objectives. As part of this process, the Compensation Committee hired Deloitte Consulting LLP ("Deloitte Consulting") to provide the Committee with information regarding industry compensation practices and developments and comparative data necessary to evaluate executive compensation.

        Based on an analysis of peer group executive compensation practices, Deloitte Consulting recommended to the Compensation Committee certain increases in executive compensation. The peer group consisted of Bebe, Christopher and Banks, CitiTrends, Deb Shops, Delias, Joseph A. Banks, Kenneth Cole, Mothers Work, United Retail Group, Wet Seal and Zumiez. The Compensation Committee determined not to adopt these increases in light of economic and market events.

        Management regularly meets with the Compensation Committee to assist the Committee in making compensation decisions regarding our named executive officers. We believe that, since our management has extensive knowledge regarding our business, they are in a position to provide valuable input. For example, our Chief Financial Officer provides input relevant to setting performance goals and has in the past certified to the Compensation Committee the level of achievement of our performance targets under our Management Performance Compensation Plan (the "Performance Compensation Plan"). Our Chief Executive Officer makes recommendations to the Compensation Committee regarding the compensation of his direct reports.

  Evaluation of Compensation Levels

        Our process for setting named executive officer compensation consists of the Compensation Committee establishing overall compensation targets for each named executive officer and allocating that compensation between base salary and annual bonus compensation. As part of the Compensation Committee's annual evaluation of compensation of our named executive officers, the Committee reviews each component of the named executive officer's compensation. The specific elements of compensation to be considered by the Compensation Committee include:

  •
  base salary;

  •
  annual cash incentive awards and any other bonuses, if applicable;

  •
  equity and long-term cash incentive compensation;

  •
  amounts realized upon the vesting of restricted stock and exercise of stock options;

  •
  the value of the Company's unvested restricted stock and unexercisable stock options held by such executive officer;

  •
  perquisites and other personal benefits;

  •
  potential payments upon various termination scenarios, including change in control; and

  •
  any earnings under the Company's deferred compensation and pension plans, if the executive participates.

        In determining compensation, the Compensation Committee also reviews the named executive officer's performance against company values, including integrity, results, teamwork, communication, judgment and personal growth.

Approval of New Employment Agreement for Chief Executive Officer

        On February 24, 2009, the Company entered into a new three year employment agreement with Thomas E. Reinckens, the Company's Chief Executive Officer. Mr. Reinckens' prior three year employment agreement expired on February 8, 2009. The Compensation Committee determined that it was advisable to enter into a new employment agreement with Mr. Reinckens in order to better ensure that he remained in the Company's employment and that he continued to be incentivized to achieve the Company's key business objectives.

        Mr. Reinckens new employment agreement is substantially similar to his prior agreement, and that agreement formed the basis for the terms of the new agreement. Mr. Reinckens' annual salary increased to $600,000 in January 2008, from $530,000, when he became Chief Executive Officer. The Compensation Committee based Mr. Reinckens' salary level on the salary of his predecessor and the nature of his new duties. In November 2008, Mr. Reinckens voluntarily lowered his annual base salary to $570,000, due to the impact of macro-economic conditions on the Company's performance; he continues to be compensated at this level.

        The Compensation Committee required that Mr. Reinckens' new employment agreement include a provision enabling the Company to recoup any discretionary bonuses paid in respect of a year in which the Company restates its audited financial statements due to a material error or fraud that results in a material misstatement of the financials. The Compensation Committee believed that Mr. Reinckens should not personally profit if a restatement adversely affects share value. The Compensation Committee believed that this provision should be included as a best practice; it was not added in response to a particular concern or historical issue.

Payments to Former Chief Executive Officer

        Brian Woolf ceased to be a named executive officer on January 24, 2008, at which time he resigned as an employee of the Company. Mr. Woolf had been party to an employment agreement with the Company. In connection with his resignation, the Company entered into a settlement agreement with Mr. Woolf, pursuant to which he was paid a lump sum of $604,000. The payments under the settlement agreement were less than what Mr. Woolf would have been entitled to receive in connection with a termination without cause.

Base Salaries

        We have established an annual base salary for each named executive officer that is designed to be competitive by position relative to the marketplace. Base salary compensates each named executive officer for the primary responsibilities of his or her position. Base salary is set at levels that we believe enable us to attract and retain talent. For those named executive officers that have employment agreements, base salary may be increased periodically but may not be decreased without the employee's consent. Base salary differences among individual named executive officers reflect their differing roles in our company and the market pay for those roles.

        Mr. Reinckens' and Ms. Feeney's Fiscal 2008 base salary was increased over Fiscal 2007 levels due to their increased responsibilities. Mr. and Mrs. Kantor's Fiscal 2008 base salaries were as provided for in their employment agreements entered into during Fiscal 2007. Beginning on November 25, 2008, Mr. Reinckens and Ms. Feeney voluntarily lowered their annual base salaries to $570,000 and $294,500, respectively, due to the impact of macro-economic conditions on the Company's performance; both continue to be compensated at these levels.

Incentive Compensation Programs

  Short-Term Cash Incentive Compensation

        We provide our named executive officers with the opportunity to earn short-term incentive compensation in the form of an annual cash bonus under the Performance Compensation Plan. Prior to Fiscal 2008, the Compensation Committee based bonuses under the Performance Compensation Plan upon a corporate net income target for overall corporate performance. The Compensation Committee determined not to set targets in Fiscal 2008 due to economic conditions affecting both the Company and our industry generally.

        The Compensation Committee has the discretion to approve bonuses outside of the Performance Compensation Plan. However, no discretionary bonuses were paid in Fiscal 2008, with the exception of a hiring bonus for one officer, who is not a named executive officer.

        The Compensation Committee has not yet established performance targets in respect of Fiscal 2009 due to the current economic environment.

  Long-Term Equity Incentive Compensation

        In addition to cash incentive compensation, the Compensation Committee awards equity grants. The Company believes that equity awards further align named executive officers' interests with those of stockholders and focus management on building long-term stockholder value.

        We generally have made equity grants to our named executive officers at the time of their hire and we review their equity compensation annually. We also make grants at other times when required for new hires, promotions and other business reasons. In determining the timing of equity grants, the Committee only considers valid business purposes and does not take into account fluctuations in the price of the Common Stock.

        New incentive or non-qualified stock options totaling 15,000 options were granted in Fiscal 2008. No grants were made to our named executive officers, based on the impact of the economic downturn on the Company's results and because the Compensation Committee is in the process of reviewing the Company's equity compensation strategies.

        The grant date of an equity award is determined as described below:

  •
  if the award was approved at a special meeting of the Compensation Committee, the date of that meeting; and

  •
  if the award was made by the Chief Executive Officer under authority delegated to him by the Compensation Committee, the date that he signs a writing containing the key terms of the grant.

        Notwithstanding the foregoing, if the award was made in connection with a new hire, the grant date is the start date of employment of such person.

        The exercise price for stock options is the fair market value of the Common Stock on the grant date, which is set as the closing price per share of the Common Stock on The Nasdaq Stock Market for the trading day immediately preceding the grant date. As a result, options do not have any intrinsic value to the executive unless the market price of the Common Stock rises.

Compliance with Section 162(m) of the Internal Revenue Code

        Section 162(m) of the Code generally disallows deductions to publicly traded companies for compensation paid to its named executive officers in excess of $1.0 million in a taxable year, with certain exceptions for qualified "performance-based compensation." The Company considers the potential non-deductibility of certain compensation in making its compensation decisions. For those types of compensation that can qualify as performance-based compensation, the Company attempts to meet the qualification requirements.

Compensation Committee Report

        The Compensation Committee of the Board of Directors has reviewed and discussed with management the information contained in this Compensation Discussion and Analysis and, based on its review and discussion, the Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Compensation and Plan Administration Committee of the Board of Directors
Arthur S. Mintz Gene G, Gage Morton J. Schrader Andrew M. Saul

Compensation Committee Interlocks and Insider Participation

        No member of our Compensation Committee has been an employee of ours. None of our executive officers serves as a member of the board of directors or compensation committee of any other entity that has one or more executive officers serving as a member of our Board of Directors of our Compensation Committee.

Summary Compensation Table

        The table below sets forth the total compensation paid to or earned during Fiscal 2008, 2007 and 2006 by (i) the Company's current and former Chief Executive Officer, (ii) the Company's Chief Financial Officer and (iii) the Company's executive officers other than the Chief Executive and the Chief Financial Officer who were serving as executive officers at the end of Fiscal 2008.

Name and Principal Position	Fiscal Year	Salary	Bonus	Option Awards(1)	All Other Compensation(2)	Total
Brian Woolf	2008	$659,769	$416,950	$—	$18,640	$1,095,359
Former Chairman and Chief	2007	725,000	—	306,788	38,480	1,070,268
Executive Officer (resigned	2006	716,346	200,000	536,458	38,885	1,491,689
January 24, 2008)(3)
Thomas E. Reinckens	2008	596,346	—	—	40,732	637,078
Current Chairman and	2007	530,000	—	255,181	38,045	823,226
Chief Executive Officer	2006	525,385	150,000	307,037	33,126	1,015,548
Margaret J. Feeney	2008	293,423	—	—	29,719	323,142
Executive Vice President	2007	277,063	—	48,706	28,558	354,327
and Chief Financial Officer	2006	243,269	50,000	76,252	4,879	374,400
Adrienne Kantor	2008	146,539	—	—	176	146,715
Executive Vice President,	2007	75,000	—	—	8,876	83,876
Design and Merchandising(4)
Robert Kantor Executive	2008	146,539	—	—	19,045	165,584
Vice President, Manufacturing	2007	75,000	—	—	3,000	78,000
and Product Development(4)

(1)
The amounts in these columns reflect the dollar amount of awards pursuant to the Company's equity incentive plans recognized as compensation expense for financial statement reporting purposes for the applicable fiscal year in accordance with Statement of Financial Accounting Standards No. 123(R), Share-Based Payment, as interpreted by SEC Staff Accounting Bulletin No. 107 ("SFAS No. 123(R)"), and thus may include amounts related to awards granted in and prior to the applicable fiscal year. Assumptions used in the calculation of these amounts are included in footnote 14 to the Company's audited financial statements for Fiscal 2008 in the Company's Annual Report on Form 10-K for that fiscal year.

(2)
See the next table for details of All Other Compensation.

(3)
Mr. Woolf was paid a $604,000 lump-sum severance payment in Fiscal 2008. In addition, Mr. Woolf exercised options after his separation, which resulted in $416,950 of compensation to him.

(4)
Ms. and Mr. Kantor began employment with the Company on July 3, 2007.

Summary of All Other Compensation Table

        The table below sets forth a summary of all other compensation paid to or earned during Fiscal 2008, 2007 and 2006 by (i) the Company's current and former Chief Executive Officer, (ii) the Company's Chief Financial Officer and (iii) the Company's executive officers other than the Chief

Executive Officer and Chief Financial Officer who were serving as executive officers as of the end of Fiscal 2008.

Name and Principal Position	Year	Group Insurance ($)	Life Insurance ($)	401(K) Matching Contributions(1) ($)	Long-term Disability Insurance ($)(2)	Car Allowance ($)	Total ($)
Brian Woolf	2008	$1,220	$12,606	$4,600	$—	$214	$18,640
Former Chairman and Chief	2007	7,320	15,127	4,222	9,954	1,857	38,480
Executive Officer (resigned	2006	17,298	5,653	4,123	9,954	1,857	38,885
January 24, 2008)
Thomas E. Reinckens	2008	21,583	5,689	4,731	6,872	1,857	40,732
Current Chairman and	2007	21,229	3,790	4,297	6,872	1,857	38,045
Chief Executive Officer	2006	17,298	3,717	3,382	6,872	1,857	33,126
Margaret J. Feeney	2008	16,486	1,501	4,600	5,646	1,486	29,719
Executive Vice President and	2007	16,193	829	4,404	5,646	1,486	28,558
Chief Financial Officer	2006	—	—	3,393	—	1,486	4,879
Adrienne Kantor	2008	—	176	—	—	—	176
Executive Vice President,	2007	8,876	—	—	—	—	8,876
Design and Merchandising
Robert Kantor	2008	16,682	506	—	—	1,857	19,045
Executive Vice President	2007	—	—	—	—	3,000	3,000
Manufacturing and Product
Development

(1)
The Cache 401(K) Savings Plan is a tax-qualified retirement plan generally available to all eligible employees upon completion of a 12-month period during which the employee completes 1,000 hours of service. An eligible employee may defer up to 18% of his or her annual salary or an annual maximum contribution of $15,000, whichever is less, during the calendar year. In addition, the Company matches the first 50% of the first 6% deferred by each eligible employee during the calendar year.

Grants of Plan-Based Awards in Fiscal 2008

        The Company granted new incentive or non-qualified stock option awards totaling 15,000 options during Fiscal 2008, none of which were granted to named executive officers.

        The table below shows the number of shares of the Company's Common Stock covered by exercisable and unexerciseable stock options held by the Company's named executive officers on December 27, 2008.

 Outstanding Equity Awards at Fiscal Year-End

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Thomas E. Reinckens	187,500	—		12.65	July 22, 2013
	52,500	—		15.17	January 22, 2014
	—	100,000	(1)	14.40	July 5, 2017
Margaret J. Feeney	43,300	—		12.65	July 22, 2013
	9,000	11,000	(2)	11.53	May 3, 2015

(1)
This award may vest, subject to performance vesting, in two installments of 25,000 shares each on December 31, 2009 and 2010, with the remaining 50,000 options vesting on July 5, 2011.

(2)
This award vests on May 3, 2009.

        On February 23, 2008, Mr. Woolf exercised options to purchase 67,250 shares of Common Stock at $4.69 per share. On May 13, 2008, Mr. Reinckens exercised options to purchase 6,328 shares of Common Stock at $4.69 per share.

Payments and Entitlements Upon Change in Control and Other Termination Events

        The following is a description of the specific circumstances relating to termination of employment and change in control of the Company that will trigger payments to each named executive officer and a calculation of the estimated payments to such officers as a result of the occurrence of such events had they occurred on December 27, 2008 (the end of the Company's 2008 fiscal year).

Thomas E. Reinckens

        The Company has a three-year employment agreement with Mr. Reinckens, which was entered into on February 24, 2009. This agreement succeeds his prior employment agreement, which expired on February 8, 2009. The current agreement provides for payments to be made to Mr. Reinckens upon certain termination events, including a "Change in Control" of the Company (generally defined as (i) the acquisition of 50% or more of Company Common Stock or (ii) a change in the majority of the Board of Directors within two years following a Change in Control transaction).

        Under Mr. Reinckens employment agreement, the following constitute termination events (the "Termination Events"):

  •
  Terminated by the Company without "Cause" (generally defined as (i) conviction for the commission of a felony or misdemeanor involving fraud, theft or dishonesty; (ii) refusal to fulfill material duties; (iii) material neglect of the Company's business; (iv) fraudulent, unlawful, grossly negligent or willful misconduct; (v) material breach of his employment agreement or a material policy of the Company; or (vi) misappropriation of funds); or

  •
  Termination due to death or Disability (which entails his inability to perform his duties as a result of physical or mental incapacity for a period of 6 consecutive months or 9 months in a 12 month period).

        In the case of a termination due to death or Disability, the Company will have no further liability to Mr. Reinckens, except for any unpaid salary and benefits accrued to the date of termination. In the event of Mr. Reinckens' Disability, and until Mr. Reinckens reaches the age of 65, Mr. Reinckens is entitled to receive payments under the Company's applicable short-term and long-term disability plans.

        During the term of Mr. Reinckens' employment agreement, the Company is required to maintain a supplemental life insurance policy on behalf of Mr. Reinckens. This policy provides for a death benefit to his beneficiary of no less than three times annual salary, the proceeds of which would be paid upon his death.

        If, following a Change in Control, Mr. Reinckens' employment is terminated without Cause or he terminates his employment during a window period, then Mr. Reinckens is entitled to receive a lump-sum cash severance payment equal to two times his annual salary, at the time of termination. The window period begins 90 days following a Change in Control and ends 180 days thereafter.

        Upon a Termination Event, all time-vesting stock options granted to Mr. Reinckens will fully vest.

        Upon a Change in Control, regardless of whether his employment is terminated, all stock option awards granted to Mr. Reinckens will vest and will become exercisable in accordance with the stock option award agreements under which such options were granted.

        Pursuant to his employment agreement, Mr. Reinckens is subject to non-solicitation and non-competition covenants during his employment and for up to two years thereafter, depending upon the circumstances under which the termination occurs.

        Assuming the occurrence of the following termination events and/or a change in control on December 27, 2008, Mr. Reinckens would be entitled to receive the additional payments set out in the table below:

Potential Payments to Mr. Reinckens upon the Occurrence of Certain Events

Component of Compensation	Executive's Voluntary Termination	Termination by the Company for Cause	Termination by the Executive for Good Reason	Termination by the Company without Cause	Termination due to the Executive's Disability		Termination upon the Executive's Death		Change in Control of Company without the Executive's Termination	Change in Control of Company with the Executive's Termination
Cash Severance (base salary and bonus)	—	—	—	$55,288	—		—		—	$55,288
Stock Options—Accelerated	—	—	—	—	—		—		$315,018	$315,018
Health & Welfare	—	—	—	$3,917	—		—		—	$3,917
Other	—	—	—	—	$1,067,900	(1)	$2,034,000	(2)	—	—
Total	—	—	—	$59,205	$1,067,900		$2,034.000		$315,018	$374,223

(1)
Represents payments under the Company's short-term and long-term disability plans.

(2)
Represents the death benefit payable to Mr. Reinckens' beneficiary under basic and supplemental life insurance policies.

Other Named Executive Officers

        Upon a Change in Control of the Company, in accordance with the terms of the Company's 2000 and 2003 Stock Option Plans, all stock options granted to the named executive officer automatically vest.

        In addition, the Company maintains on behalf of each named executive officer a basic life insurance policy, the proceeds of which are payable upon the death of the named executive officer.

        Assuming the occurrence of the following termination events and/or a change in control of the Company on December 27, 2008, each named executive officer will be entitled to receive the additional payments set out in the respective tables below.

Potential Payments to Ms. Feeney upon the Occurrence of Certain Events

Component of Compensation	Executive's Voluntary Termination	Termination by the Company for Cause	Termination by the Executive for Good Reason	Termination by the Company without Cause	Termination due to the Executive's Disability		Termination upon the Executive's Death		Change in Control of Company without the Executive's Termination	Change in Control of Company with the Executive's Termination
Cash Severance (base salary and bonus)	—	—	—	—	—		—		—	—
Stock Options—Accelerated	—	—	—	—	—		—		$6,004	$6,004
Health & Welfare	—	—	—	—	—		—		—	—
Other	—	—	—	—	$2,550,000	(1)	$777,000	(2)	—	—
Total	—	—	—	—	$2,550,000		$777,000		—	—

(1)
Represents payments under the Company's short-term and long-term disability plans.

(2)
Represents the death benefit payable to Ms. Feeney' beneficiary under basic and supplemental life insurance policies.

Potential Payments to Ms. Kantor upon the Occurrence of Certain Events

Component of Compensation	Executive's Voluntary Termination	Termination by the Company for Cause	Termination by the Executive for Good Reason	Termination by the Company without Cause	Termination due to the Executive's Disability	Termination upon the Executive's Death		Change in Control of Company without the Executive's Termination	Change in Control of Company with the Executive's Termination
Cash Severance (base salary and bonus)	—	—	—	$525,000	—	—		—	$525,000
Stock Options—Accelerated	—	—	—	—	—	—		—	—
Health & Welfare	—	—	—	$616	—	—		—	$616
Other	—	—	—	—	—	$150,000	(1)	—	—
Total	—	—	—	$525.616	—	$150,000		—	$525,616

(1)
Represents payments under basic life insurance policy.

Potential Payments to Mr. Kantor upon the Occurrence of Certain Events

Component of Compensation	Executive's Voluntary Termination	Termination by the Company for Cause	Termination by the Executive for Good Reason	Termination by the Company without Cause	Termination due to the Executive's Disability	Termination upon the Executive's Death		Change in Control of Company without the Executive's Termination	Change in Control of Company with the Executive's Termination
Cash Severance (base salary and bonus)	—	—	—	$525,000	—	—		—	$525,000
Stock Options—Accelerated	—	—	—	—	—	—		—	—
Health & Welfare	—	—	—	$66,658	—	—		—	$66,658
Other	—	—	—	—	—	$150,000	(1)	—	—
Total	—	—	—	$591,658	—	$150,000		—	$591,658

(1)
Represents payments under basic life insurance policy.

Payments to Brian Woolf

        In connection with his resignation on January 24, 2008, the Company and Mr. Woolf entered into a separation agreement, which was executed on February 5, 2008. The agreement provided for a lump-sum payment of $604,000 to be paid to Mr. Woolf. Pursuant to the separation agreement, Mr. Woolf's employment agreement, which would have continued in effect through February 8, 2009, was terminated.

Director Compensation

        The Board determines and reviews Director compensation annually. In its review, the Board considers compensation paid to directors at similarly situated companies and the time commitments required of the Directors. The Board began to receive the advice and recommendations from Deloitte Consulting regarding Director compensation during Fiscal 2008. Board compensation was increased during Fiscal 2008, to the levels described below, based on an analysis of peer group board compensation practices conducted by Deloitte Consulting. The peer group consisted of Bebe, Christopher and Banks, CitiTrends, Deb Shops, Delias, Joseph A. Banks, Kenneth Cole, Mothers Work, United Retail Group, Wet Seal and Zumiez.

        Employee Directors do not receive compensation for serving on the Board. Accordingly, Mr. Woolf, who was a Director until his resignation as an employee, and Mr. Reinckens, who currently is a Director and employee of the Company, did not receive any compensation for serving on the Board. Directors who are not employees of the Company generally receive an annual retainer of $35,000, payable in monthly installments. The Chairman of the Audit Committee receives an additional $7,000 per year. The other members of the Audit Committee receive an additional $3,000 per year. In addition, each Board member other than Mr. Reinckens receives a payment of $1,000 per day for each meeting attended. In Fiscal 2008, each Board member, other than Mr. Reinckens, also received a one-time payment of $45,000, to be used for the purchase of Common Stock. Board members are also reimbursed for travel expenses on Company business.

        The following table lists the compensation paid to the Company's non-executive Directors during Fiscal 2008.

Name	Fees Earned or Paid in Cash ($)	All Other Compensation ($)(1)	Total ($)
Gene G. Gage	$91,000	$—	$91,000
Arthur S. Mintz	83,495	10,065	93,560
Andrew M. Saul	70,344	17,374	87,718
Morton J. Schrader	89,000	—	89,000

    (1)
    Consists of participation in our group medical insurance program.

 REPORT OF THE AUDIT COMMITTEE

        The Audit Committee is composed of three non-management directors. All three members of the Audit Committee meet the independence and experience requirements of The NASDAQ Stock Market. Mr. Gene Gage has served as Chairman of the Audit Committee since September 2004. He is a certified public accountant and has over 30 years of financial experience.

        During 2008, at each of its meetings, the Committee met with the senior members of the Company's financial management team and its independent auditors. The Committee's agenda is established in meetings with the Company's independent auditors, at which candid discussions of financial management, accounting and internal control issues took place.

        The Committee reviews with the Company's financial managers and the independent auditor's overall audit scopes and plans, the results of external audit examinations, evaluations by the auditors of the Company's internal controls and the quality of the Company's financial reporting.

        Management has reviewed the audited financial statements in the Company's Annual Report on Form 10-K for Fiscal 2008 with the Audit Committee, including a discussion of the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. In addressing the quality of management's accounting judgments, members of the Audit Committee have asked whether statements of the Company have been prepared in conformity with generally accepted accounting principles, and have expressed to both management and auditors their general preference for conservative policies when a range of accounting options is available.

        In its meetings with representatives of the independent auditors, the Committee asks them to address, and discuss their responses to, several questions that the Committee believes are particularly relevant to its oversight. These questions include:

  •
  Are there any significant accounting judgments made by management in preparing the financial statements that would have been made differently had the auditors themselves prepared and been responsible for the financial statements?

  •
  Based on the auditors' experience, and their knowledge of the Company, do the Company's financial statements fairly present to investors, with clarity and completeness, the Company's financial position and performance for the reporting period in accordance with generally accepted accounting principles, and SEC disclosure requirements?

  •
  Based on the auditors' experience, and their knowledge of the Company, has the Company implemented internal controls and internal audit procedures that are appropriate for the Company?

        The Committee believes that, by thus focusing its discussions with the independent auditors, it can promote a meaningful dialogue that provides a basis for its oversight judgments. The Committee also discussed with the independent auditors other matters required to be discussed by the auditors with the Committee under Statement on Auditing Standards No. 61, as amended (communication with audit committees). The Committee received and discussed with the auditors their annual written report on their independence from the Company and its management, which is made under PCAOB Ethics and Independence Rule 3526 (communication with audit committees concerning independence), and considered with the auditors whether the provision of financial information systems design and implementation and other non-audit services provided by them to the Company during Fiscal 2008 was compatible with the auditors' independence.

        In performing all of these functions, the Audit Committee acts only in an oversight capacity. The Committee does not complete its review prior to the Company's public announcements of financial results and, necessarily, in its oversight role, the Committee relies on the work and assurances of the

Company's management, which has the primary responsibility for financial statements and reports, and of the independent auditors, who, in their report, express an opinion on the conformity of the Company's annual financial statements to generally accepted accounting principles.

        In reliance on these reviews and discussions, and the report of the independent auditors, the Audit Committee has recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 27, 2008, for filing with the SEC.

Audit Committee
Gene G. Gage, Chairman Morton J. Schrader, Director Arthur S. Mintz, Director

 PRINCIPAL SHAREHOLDERS AND SHARE OWNERSHIP BY
CERTAIN BENEFICIAL OWNERS AND BY MANAGEMENT

        The following table sets forth certain information as of June 1, 2009 concerning the beneficial ownership of the Company's Common Stock by (i) each stockholder who is known by the Company to own beneficially in excess of 5% of the outstanding Common Stock, (ii) each current director, (iii) the named executive officers and (iv) all current directors and executive officers as a group. Except as otherwise indicated, each stockholder listed below has sole voting and investment power with respect to his, her or its shares of Common Stock. The SEC has defined the term "beneficial ownership" to include any person who has or shares voting power or investment power with respect to any security or who has the right to acquire beneficial ownership of any security within 60 days.

Name of Beneficial Owner	No. of Shares of Common Stock	Percent of Class
Andrew M. Saul and affiliates(1)	1,713,259	13.5%
Royce and Associates LLC(2)	1,224,050	9.6%
Palo Alto Investors, LLC(3)	903,278	7.1%
Barclay's Global Investors, N.A.(4)	751,698	5.9%
Thomas E. Reinckens(5)	319,828	2.5%
Margaret J. Feeney(5)	78,500	*
Adrienne Kantor	38,900	*
Morton J. Schrader	35,430	*
Gene G. Gage	14,000	*
Arthur S. Mintz	13,936	*
All Current Executive Officers and Directors as a Group (7 persons)	2,213,853	17.0%

*
Less than 1%

(1)
In an amended Schedule 13G filed with the SEC on January 9, 2009, Andrew M. Saul, Jane Saul Berkey and Saul Partners, LP reported beneficial ownership of 1,713,259 shares of Common Stock, of which Andrew M. Saul has sole voting power to vote or direct the vote of 425,630 shares, Jane Saul Berkey has sole voting power over 128,569 shares and Saul Partners, LP has sole voting power over 1,159,060 shares. The address for each of Andrew M. Saul, Jane Saul Berkey and Saul Partners, LP is: c/o Saul Partners, LP, 9 West 57th Street, New York, NY 10019.

(2)
In an amended Schedule 13G filed with the SEC on January 23, 2009, Royce and Associates, LLC reported sole voting power and sole dispositive power over 1,224,050 shares of Common Stock. The address for Royce and Associates, LLC is: Royce and Associates, 1414 Avenue of the Americas, New York, NY 10019.

(3)
In an amended Schedule 13G filed with the SEC on January 31, 2009, Palo Alto Investors, LLC reported beneficial ownership of 903,278 shares of Common Stock, and sole voting power and sole dispositive power over 903,278 shares. The address for Palo Alto Investors, LLC is: Palo Alto Investors, LLC, 470 University Avenue, Palo Alto, CA 94301.

(4)
In a Schedule 13G filed with the SEC on February 13, 2009, Barclay's Global Investors, N.A. reported beneficial ownership of 751,698 shares of Common Stock and shared voting power over 751,698 shares. The address for Barclay's Global Investors, N.A. is: Barclay's Global Investors, N.A., 400 Howard Street, San Francisco, CA 94105.

(5)
The shares listed include shares subject to stock options that are or will become exercisable within 60 days of April 27, 2009 as follows: Mr. Reinckens, 240,000 shares; and Ms. Feeney, 52,300 shares.

 CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

        The payroll and benefits of two individuals who work on a full-time basis at Saul Partners, LP, a private partnership controlled by Andrew M. Saul and certain other members of his family, are processed through the Company. Saul Partners reimburses the Company for the full amount of the payroll and benefits. Therefore, there are no out-of-pocket costs to the Company in connection with this arrangement. Neither individual is a family member of or otherwise related to Mr. Saul.

Review, Approval or Ratification of Transactions with Related Persons

        Our policy with regard to related party transactions is that all material transactions are to be reviewed by the Audit Committee for any possible conflicts of interest. A "related party transaction" is defined to include any transaction or series of transactions exceeding $120,000 in which we are a participant and any related person has a material interest. Related persons would include our Directors, executive officers (and immediate family members of our Directors and executive officers), and persons controlling over five percent of our outstanding Common Stock. In the event of a potential conflict of interest, the Audit Committee will generally evaluate the transaction in terms of: (i) the benefits to the Company; (ii) the impact on a Director's independence in the event the related person is a Director, an immediately family member of a Director or an entity in which a Director is a partner, shareholder or executive officer; (iii) the availability of other sources for comparable products or services; (iv) the terms and conditions of the transaction; and (v) the terms available to unrelated third parties or to employees generally. The Audit Committee will then document its findings and conclusions in written minutes. In the event a transaction relates to a member of our Audit Committee, that member will not participate in the Audit Committee's deliberations.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires the Company's Directors and certain officers and holders of more than 10% of the Company's Common Stock to file with the SEC reports of their ownership and changes in their ownership of Common Stock. Based solely upon a review of copies of Section 16(a) reports furnished to the Company, or written representations of certain reporting persons, the Company believes that during Fiscal 2008 all transactions were reported on a timely basis, except for the following instances: (i) officer Joanne Marselle filed one late Form 4; (ii) officer Clifford Gray filed one late Form 4; (iii) officer Adrienne Kantor filed one late Form 4; (iv) officer Robert Kantor filed one late Form 4; (v) officer and Director Thomas Reinckens filed two late Form 4s; (iv) Director Gene Gage filed one late Form 4; and (vii) Director Andrew Saul filed one late Form 4.

OTHER BUSINESS

        Management knows of no business to be brought before the Annual Meeting other than Proposals 1, 2, 3 and 4 in the Notice of Annual Meeting. If any other proposals come before the Annual Meeting, it is the intention of the person exercising the authority conferred by the Proxies to vote the shares that they represent as the Board of Directors may recommend.

SHAREHOLDER PROPOSALS

        Proposals by shareholders intended to be presented at the next Annual Meeting (to be held in 2010) must be received by the Company on or before March 23, 2010 in order to be included in the Proxy Statement and Proxy for that meeting. The mailing address of the Company for submission of any such proposal is given on the first page of the Proxy Statement.

 INCORPORATION BY REFERENCE

        To the extent that this Proxy Statement has been or will be specifically incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, the Compensation Committee Report and Audit Committee Report contained herein shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any such filing, except to the extent that the Company specifically incorporates the Compensation Committee Report or Audit Committee Report by reference, and such Reports shall not otherwise be deemed filed under such Acts.

ANNUAL REPORT ON FORM 10-K

        A copy of our Annual Report on Form 10-K for Fiscal 2008 is available over the Internet at the SEC's website, http://www.sec.gov, or on our website at http://www.cache.com. The Annual Report on Form 10-K for Fiscal 2008 (including the financial statements and financial schedules included therein, but not the exhibits thereto) also is available without charge to any shareholder upon request to: Secretary, Cache, Inc., 1440 Broadway, New York, New York 10018.

        IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS ARE REQUESTED TO SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE, WHETHER OR NOT THEY EXPECT TO ATTEND THE 2009 ANNUAL MEETING IN PERSON.

By Order of the Board of Directors,
/s/ VICTOR J. COSTER Victor J. Coster Secretary

June     , 2009

APPENDIX A

CACHE, INC.

AMENDED AND RESTATED 2008 STOCK OPTION
AND PERFORMANCE INCENTIVE PLAN

 CACHE INC.

AMENDED AND RESTATED 2008 STOCK OPTION
AND PERFORMANCE INCENTIVE PLAN

i

ii

 CACHE, INC.

AMENDED AND RESTATED 2008 STOCK OPTION
AND PERFORMANCE INCENTIVE PLAN

ARTICLE 1.

ESTABLISHMENT AND PURPOSE

        1.1    Establishment and Effective Date.    Cache, Inc., a Florida corporation (the "Corporation"), hereby establishes a stock incentive plan to be known as the "Amended and Restated Cache, Inc. 2008 Stock Option and Performance and Incentive Plan" (the "Plan"). The plan initially became effective as of July 1, 2008, and this amended and restated Plan shall be subject to the approval of the Corporation's stockholders at the 2009 Annual Meeting of Stockholders. In the event that such stockholder approval is not obtained, any awards made hereunder shall be cancelled and all rights of employees and directors with respect to such awards shall thereupon cease. Upon approval by the Board of Directors of the Corporation (the "Board") and the Board's Compensation and Plan Administration Committee (the "Committee"), awards may be made as provided herein.

        1.2    Purpose.    The purpose of the Plan is to encourage and enable key employees and directors (subject to such requirements as may be prescribed by the Committee) of the Corporation and its subsidiaries to acquire a proprietary interest in the Corporation through the ownership of the Corporation's common stock, par value $.01 per share ("Common Stock"), and other rights with respect to the Common Stock. Such ownership will provide such employees and directors with a more direct stake in the future welfare of the Corporation and encourage them to remain with the Corporation and its subsidiaries. It is also expected that the Plan will encourage qualified persons to seek and accept employment with the Corporation and its subsidiaries and to become and remain directors of the Corporation.

ARTICLE 2.

AWARDS

        2.1    Form of Awards.    Awards under the Plan may be granted in any one or all of the following forms: (i) incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"); (ii) non-qualified stock options ("Non-qualified Stock Options") (unless otherwise indicated, references in the Plan to "Options" shall include both Incentive Stock Options and Non-qualified Stock Options); (iii) stock appreciation rights ("Stock Appreciation Rights"), as described in Article 6 hereof, which may be awarded either in tandem with Options ("Tandem Stock Appreciation Rights") or on a stand-alone basis ("Nontandem Stock Appreciation Rights"); (iv) shares of Common Stock which are restricted in Article 9 hereof ("Restricted Shares"); (v) units representing shares of Common Stock, as described in Article 10 hereof ("Performance Shares"); (vi) units which do not represent shares of Common Stock but which may be paid in the form of Common Stock, as described in Article 11 hereof ("Performance Units"); and (vii) shares of Common Stock that are not subject to any conditions to vesting ("Unrestricted Shares").

        2.2    Maximum Shares Available.    The maximum aggregate number of shares of Common Stock available for award under the Plan is 800,000, subject to adjustment pursuant to Article 14 hereof, which represents the sum of 279,368 shares of Common Stock plus 520,632 shares of Common Stock otherwise available to be awarded under the Corporation's 2003 Stock Option and Performance Incentive Plan as of the effective date of the Plan. Shares of Common Stock issued pursuant to the Plan may be either authorized but unissued shares or issued shares reacquired by the Corporation. In the event that prior to the end of the period during which Options may be granted under the Plan, any Options or any Nontandem Stock Appreciation Rights under the Plan expires unexercised or is

1

terminated, surrendered or cancelled (other than in connection with the exercise of Stock Appreciation Rights) without being exercised in whole or in part for any reason, or any Restricted Shares, Performance Shares or Performance Units are forfeited, or if such awards are settled in cash in lieu of shares of Common Stock, then such shares shall be available for subsequent awards under the Plan, upon such terms as the Committee may determine.

ARTICLE 3.

ADMINISTRATION

        3.1    Committee.    Awards shall be determined, and the Plan shall be administered by the Committee as appointed from time to time by the Board, which Committee shall consist solely of at least two individuals who are each "non-employee directors" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Act"), and "outside directors" within the meaning of Section 162 (m) of the Code (or regulations promulgated thereunder).

        3.2    Powers of the Committee.    Subject to the express provisions of the Plan, the Committee shall have the power and authority (i) to grant Options and to determine the purchase price of the Common Stock covered by each Option, the term of each Option, the number of shares of Common Stock to be covered by each Option and any performance objectives or vesting standards applicable to each Option; (ii) to designate Options as Incentive Stock Options or Non-qualified Stock Options and to determine which Options, if any, shall be accompanied by Tandem Stock Appreciation Rights, (iii) to grant Tandem Stock Appreciation Rights or Nontandem Stock Appreciation Rights and to determine the terms and conditions of such rights; (iv) to grant Restricted Shares and to determine the terms of the restricted period and other conditions and restrictions applicable to such shares; (v) to grant Performance Shares and Performance Units and to determine the performance objectives, performance periods and other conditions applicable to such shares or units; (vi) to grant Unrestricted Shares; (vii) to determine the employees and directors to whom, and the time or times at which, Options, Stock Appreciation Rights, Restricted Shares, Performance Shares, Performance Units and Unrestricted Shares shall be granted.

        3.3    Delegation.    The Committee may delegate to one or more of its members or to any other person or persons such ministerial duties as it may deem advisable; provided, however, that the Committee may not delegate any of its responsibilities hereunder if such delegation would cause the Plan to fail to comply with the "disinterested administration" rules under Section 16 of the Act or any awards fail to satisfy the performance-based exception under Section 162 (m) of the Code. The Committee may also employ attorneys, consultants, accountants, or other professional advisors and shall be entitled to rely upon the advice, opinions or valuations of any such advisors.

        3.4    Interpretations.    The Committee shall have the sole discretionary authority to interpret the terms of the Plan, to adopt and revise rules, regulations and policies to administer the Plan and to make any other factual determinations which it believes to be necessary and advisable for the administration of the Plan. All actions taken and interpretations and determinations made by the Committee in good faith shall be final and binding upon the Corporation, all employees and directors who have received awards under the Plan and all other interested persons.

        3.5    Liability; Indemnification.    No member of the Committee, nor any person to whom ministerial duties have been delegated, shall be personally liable for any action, interpretation or determination made with respect to the Plan or awards made thereunder, and each member of the Committee shall be fully indemnified and protected by the Corporation with respect to any liability he or she may incur with respect to any such action, interpretation, or determination, to the extent permitted by applicable law and to the extent provided in the Corporation's Articles of Incorporation and Bylaws, as amended from time to time, or under any agreement between any such member and the Corporation.

2

 ARTICLE 4.

ELIGIBILITY

        Awards may be made to all employees and directors of the Corporation or any of its subsidiaries (subject to such requirements as may be prescribed by the Committee). In determining the key employees and directors to whom awards shall be granted and the number to be covered by each award, the Committee shall take into account the nature of the services rendered by such employees and directors, their present and potential contributions to the success of the Corporation and its Subsidiaries and such other factors as the Committee in its sole discretion shall deem relevant.

        As used herein, the term "Subsidiary" shall mean any present or future corporation, partnership or joint venture in which the Corporation owns, directly or indirectly, 40% or more of the economic interests. Notwithstanding the foregoing, only employees of the Corporation and any present or future corporation which is or may be a "subsidiary corporation" of the Corporation (as such term is defined in Section 424 (f) of the Code) shall be eligible to receive Incentive Stock Options.

ARTICLE 5.

STOCK OPTIONS

        5.1    Grant of Options.    Options may be granted under the plan for the purchase of shares of Common Stock. Options shall be granted in such form and upon such terms and conditions, including the satisfaction of corporate or individual performance objectives and other vesting standards, as the Committee shall from time to time determine.

        5.2    Designation as Non-qualified Stock Option or Incentive Stock Option.    In connection with any grants of Options, the Committee shall designate in the written agreement required pursuant to Article 16 hereof whether the Options granted shall be Incentive Stock Options or Non-qualified Stock Options, or in the case both are granted, the number of shares of each.

        5.3    Option price.    The purchase price per share under each Option shall be specified by the Committee, but in no event shall it be less than the greater of 100% of the Market Price on the date the Option is granted or the par value of the Common Stock ($.01). In the case of an Incentive Stock Option granted to an employee owning (actually or constructively under Section 424(d) of the Code), more than 10% of the total combined voting power of all classes of stock of the Corporation or of a subsidiary (a "10% Stockholder"), the option price shall not be less than 110% of the Market Price of the Common Stock on the date of grant.

        The Market Price of the Common Stock on any day shall be determined as follows: (i) if the Common Stock is listed on a national securities exchange, the Market Price on any day shall be the closing price report on the consolidated trading listing for such day: or (ii) if the Common Stock is not listed on a national stock exchange, the Market Price on any day shall be the average of the high bid and low asked prices reported by the National Quotation Bureau, Inc. for such day. In no event shall the Market Price of a share of Common Stock subject to an Incentive Stock Option be less than the fair market value as determined for purposes of Section 422(b)(4) of the Code.

        The Option price so determined shall also be applicable in connection with the exercise of Tandem Stock Appreciation Rights granted with respect to such Option.

        5.4    Limitation on Amount of Incentive Stock Options.    In the case of Incentive Stock Options, the aggregate Market Price (determined at the time the Incentive Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any optionee during any calendar year (under all plans of the Corporation and any Subsidiary) shall not exceed $100,000.

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        5.5    Limitation on Time of Grant.    No grant of an Incentive Stock Option shall be made under the Plan more than ten (10) years after the date the Plan is approved by stockholders of the Corporation.

        5.6    Exercise and Payment.    Options may be exercised in whole or in part. Common Stock purchased upon the exercise of Options shall be paid for at the time of purchase. Such payments shall be made in cash or, in the discretion of the Committee, (i) through the delivery of shares of Common Stock already owned by the optionee, (ii) having the Corporation withhold from shares of Common Stock otherwise deliverable to the optionee, (iii) installment payments under the optionee's promissory note, (iv) a combination of any of the foregoing, in accordance with procedures to be established by the Committee. Any shares so delivered shall be valued at their Market Price on the date of exercise. Upon receipt of notice of exercise and payment in accordance with procedures to be established by the Committee, the Corporation or its agent shall deliver to the person exercising the Option (or his or her designee) a certificate for such shares. The Committee in its sole discretion may, on an individual basis or pursuant to a general program established by the Committee in connection with the Plan, lend money to an optionee to exercise all or a portion of an Option granted hereunder. If the exercise price is paid in whole or part with an optionee's promissory note, such note shall (i) provide for full recourse to the maker, (ii) be collateralized by the pledge of the shares of Common Stock that the Optionee purchases upon exercise of such Option, (iii) bear interest at a rate no less than the then applicable federal rate (within the meaning of Section 1274 of the Code) for debt instruments with a term equal to the term of the note, and (iv) contain such other terms as the Committee in its sole discretion shall require.

        5.7    Term.    The term of each Option granted hereunder shall be determined by the Committee; provided, however, that, notwithstanding any other provision of the Plan, in no event shall an Incentive Stock Option be exercisable after ten (10) years from the date it is granted, or in the case of an Incentive Stock Option granted to a 10% Stockholder, five (5) years from the date it is granted.

        5.8    Rights as a Stockholder.    A recipient of Options shall have no rights as a stockholder with respect to any shares issuable or transferable upon exercise thereof until the date a stock certificate is issued to such recipient representing such shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such stock certificate is issued.

        5.9    General Restrictions.    Each Option granted under the Plan shall be subject to the requirement that, if at any time the Board shall determine in its discretion that the listing, registration or qualification of the shares issuable or transferable upon the exercise thereof upon any securities exchange or under any state of federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue, transfer, or purchase of shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

        The Board or the Committee may, in connection with the granting of any Option, require the individual to whom the Option is to be granted to enter into an agreement with the Corporation stating that as a condition precedent to each exercise of the Option, in whole or in part, such individual shall if then required by the Corporation represent to the Corporation in writing that such exercise is for investment only and not with a view to distribution, and also setting forth such other terms and conditions as the Board or the Committee may prescribe.

        5.10    Cancellation of Stock Appreciation Rights.    Upon exercise of all or a portion of an Option, the related Tandem Stock Appreciation Rights, if any, shall be cancelled with respect to an equal number of shares of Common Stock.

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 ARTICLE 6.

STOCK APPRECIATION RIGHTS

        6.1    Grants of Stock Appreciation Rights.    Tandem Stock Appreciation Rights may be awarded by the Committee in connection with any Option granted under the Plan, either at the time the Option is granted or thereafter at any time prior to the exercise, termination or expiration of the Option. Nontandem Stock Appreciation Rights may also be granted by the Committee at any time. At the time of the grant of Nontandem Stock Appreciation Rights, the Committee shall specify the number of shares of Common Stock covered by such right and the base price of shares of Common Stock to be used in connection with the calculation described in Section 6.4 below. The base price of any Nontandem Stock Appreciation Rights shall not be less than 100% of the Market Price of a share of Common Stock on the date of grant. Stock Appreciation Rights shall be subject to such terms and conditions not inconsistent with other provisions of the Plan as the Committee shall determine.

        6.2    Limitations of Exercise.    Tandem Stock Appreciation Rights may be exercisable only to the extent that the related Option is exercisable and shall be exercisable only for such period as the Committee may determine (which period may expire prior to the expiration of the related Option). Upon the exercise of all or a portion of Tandem Stock Appreciation Rights, the related Option shall be cancelled with respect to an equal number of shares of Common Stock. Shares of Common Stock subject to Options, or portions thereof, surrendered upon the exercise of Tandem Stock Appreciation Rights shall not be available for subsequent awards under the Plan. Nontandem Stock Appreciation Rights shall be exercisable during such period as the Committee shall determine.

        6.3    Surrender or Exchange of Tandem Stock Appreciation Rights.    Tandem Stock Appreciation Rights shall entitle the recipient to surrender to the Corporation unexercised the related Option, or any portion thereof, and to receive from the Corporation in exchange therefore that number of shares of Common Stock having an aggregate Market Price equal to (A) the excess of (i) the Market Price of one (1) share of Common Stock as of the date the Tandem Stock Appreciation Rights are exercised over (ii) the option price per share specified in such Option, multiplied by (B) the number of shares of Common Stock subject to the Option, or portion thereof, which is surrendered. Cash shall be delivered in lieu of any fractional shares.

        6.4    Exercise of Nontandem Stock Appreciation Rights.    The exercise of Nontandem Stock Appreciation Rights shall entitle the recipient to receive from the Corporation that number of shares of Common Stock having an aggregate Market Price equal to (A) the excess of (i) the Market Price of one (1) share of Common Stock as of the date on which the Nontandem Stock Appreciation Rights are exercised over (ii) the base price of the shares covered by the Nontandem Stock Appreciation Rights, multiplied by (B) the number of shares of Common Stock covered by the Nontandem Stock Appreciation Rights, or the portion thereof being exercised. Cash shall be delivered in Lieu of any fractional shares.

        6.5    Settlement of Stock Appreciation Rights.    As soon as reasonably practicable after the exercise of any Stock Appreciation Rights, the Corporation shall (i) issue, in the name of the recipient, stock certificates representing the total number of full shares of Common Stock to which the recipient is entitled pursuant to Section 6.3 or 6.4 hereof and cash in an amount equal to the Market Price, as of the date of exercise, of any resulting fractional shares, and (ii) if the Committee causes the Corporation to elect to settle all or part of its obligations arising out of the exercise of the Stock Appreciation Rights in cash pursuant to Section 6.6 hereof, deliver to the recipient an amount in cash equal to the Market Price, as of the date of exercise, of the shares of Common Stock it would otherwise be obligated to deliver.

        6.6    Cash Settlement.    The Committee, in its discretion, may cause the Corporation to settle all or any part of its obligation arising out of the exercise of Stock Appreciation Rights by payment of cash in

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lieu of all or part of shares of Common Stock it would otherwise be obligated to deliver in an amount equal to the Market Price of such shares on the date of exercise.

ARTICLE 7.

NONTRANSFERABILITY OF OPTIONS
AND STOCK APPRECIATION RIGHTS

        No Option or Stock Appreciation Rights may be transferred, assigned, pledged or hypothecated (whether by operation of law or otherwise), except as provided by will or the applicable laws of descent and distribution, and no Option or Stock Appreciation Rights shall be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of an Option or Stock Appreciation Rights not specifically permitted herein shall be null and void and without effect. An Option or Stock Appreciation Rights may be exercised by the recipient only during his or her lifetime, or following his or her death pursuant to Section 8.3 hereof.

        Notwithstanding anything to the contrary in the preceding paragraph, the Committee may, in its sole discretion, cause the written agreement relating to any Non-qualified Stock Options or Stock Appreciation Rights granted hereunder to provide that the recipient of such Non-qualified Stock Options or Stock Appreciation Rights may transfer any of such Non-qualified Stock Options or Stock Appreciation Rights other than by will or the laws of descent and distribution in any manner authorized under applicable law; provided, however, that in no event may the Committee permit any transfers which would cause this Plan to fail to satisfy the applicable requirements of Rule 16b-3 under the Act, or would cause any recipient of awards hereunder to fail to be entitled to the benefits Rule 16b-3 or other exemptive rules under Section 16 of the Act or be subject to liability thereunder.

ARTICLE 8.

EFFECT OF TERMINATION OF EMPLOYMENT OR BOARD SERVICE, DISABILITY, DEATH OR CHANGE IN CONTROL

        8.1    General Rule.    In the event the employment or service on the Board of a recipient terminates for any reason (other than death or Disability), the Options or Stock Appreciation Rights granted to such recipient and which are exercisable as of the date of termination of employment may be so exercised within three (3) months after termination of employment or service on the Board, or such longer period as the Committee may determine and shall then terminate; provided, however, that in no event may such Options or Stock Appreciation Rights be exercised after their expiration date as established in accordance with the provisions of this Plan. All Options or Stock Appreciation Rights which are not exercisable as of the date of the recipient's termination of employment or service on the Board shall terminate as of such date.

        Options or Stock Appreciation Rights shall not be affected by any change of employment or service on the Board so long as the recipient continues to be employed by either the Corporation or a subsidiary or (ii) a member of the Board. The Committee may, in its sole discretion, cause any Option or Stock Appreciation Rights to be forfeited upon an employee's termination of employment or service on the Board if the employee or director was terminated or removed from the Board for one (or more) of the following reasons: (i) the employee's or director's conviction, or plea of guilty or nolo contendere to the commission of a felony, (ii) the employee's or director's commission of any fraud, misappropriation or misconduct which causes demonstrable injury to the Corporation or a subsidiary, (iii) an act of dishonesty by the employee or director resulting or intended to result, directly or indirectly, in gain or personal enrichment at the expense of the Corporation or a subsidiary, or (iv) any breach of the employee's or director's fiduciary duties to the Corporation as an employee or officer or director, as applicable. It shall be within the sole discretion of the Committee to determine whether the

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employee's or director's termination was for one of the foregoing reasons, and the decision of the committee shall be final and conclusive.

        8.2    Disability.    Except as expressly provided otherwise in the written agreement relating to any Option or Stock Appreciation Rights granted under the Plan, in the event of the Disability of a recipient of Options or Stock Appreciation Rights, the Options or Stock Appreciation Rights which are held by such recipient on the date of such Disability, whether or not otherwise exercisable on such date, shall be exercisable at any time until the expiration date of the Options or Stock Appreciation Rights; provided, however, that any Incentive Stock Option of such recipient shall no longer be treated as an Incentive Stock Option unless exercised within three (3) months of the date of such Disability (or within one (1) year in the case of an employee who is "disabled" within the meaning of Section 22(e)(3) of the code).

        "Disability" shall mean any termination of employment or service on the Board with the Corporation or a subsidiary because of a long-term or total disability, as determined by the Committee in its sole discretion.

        8.3    Death.    In the event of the death of a recipient of Options or Stock Appreciation Rights while an employee or director of the Corporation or any subsidiary, Options or Stock Appreciation Rights which are held by such employee or director at the date of death, whether or not otherwise exercisable on the date of death, shall be exercisable by the beneficiary designated by the employee or director for such purpose (the "Designated Beneficiary") or if no Designated Beneficiary shall be appointed or if the Designated Beneficiary shall predecease the employee or director, by the employee's or director's personal representatives, heirs, or legatees at any time within three (3) years from the date of death (subject to limitation in Section 5.7 hereof), at which time such Options or Stock Appreciation Rights shall terminate; provided, however, that any Incentive Stock Option of such recipient shall no longer be treated as an Incentive Stock Option unless exercised within three (3) months of the date of the recipient's death.

        In the event of the death of a recipient of Options or Stock Appreciation Rights following a termination of employment or service on the Board due to Disability, if such death occurs before the Options or Stock Appreciation Rights are exercised, the Options or Stock Appreciation Rights which are held by such recipient in the date of termination of employment or service on the Board, whether or not exercisable on such date, shall be exercisable by such recipient's Designated Beneficiary, or if no Designated Beneficiary shall be appointed or if the Designated Beneficiary shall predecease such recipient, by such recipient's personal representatives, heirs or legatees to the same extent such Options or Stock Appreciation Rights were exercisable by the recipient following such termination of employment or service on the Board.

        8.4    Change in Control.    If so determined by the Committee at the time of grant, any Options or Stock Appreciation Rights may provide that they shall become immediately exercisable with respect to all of the shares subject to such Options or Stock Appreciation Rights: (a) immediately prior to (and in such manner as to enable the shares acquired on exercise to participate, in the same manner as other outstanding shares, in) the sale of the Corporation substantially as an entirety (whether by sale of stock, sale of assets, merger, consolidation, or otherwise), (b) immediately prior to the expiration of (and in such manner as to enable the shares acquired on exercise to participate, in the same manner as other outstanding shares, in) any tender offer or exchange offer for shares of Common Stock of the Corporation in which all holders of Common Stock are entitled to participate, and (c) immediately after the first date on which a majority of the directors elected by shareholders to the Board of Directors are persons who were not nominated by management in the most recent proxy statement of the Corporation (each, a "Change in Control"). Each Option or Stock Appreciation Right containing the foregoing provision shall also contain appropriate provisions for notice by the Corporation so as to permit the recipient to obtain the benefit of the foregoing provision.

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 ARTICLE 9.

RESTRICTED SHARES

        9.1    Grant of Restricted Shares.    The Committee shall from time to time cause the Corporation to grant Restricted Shares under the Plan to employees and directors, subject to such restrictions, conditions and other terms as the Committee may determine.

        9.2    Restrictions.    At the time a grant of Restricted Shares is made, the Committee shall establish a period of time (the "Restricted Period") applicable to such shares. Each grant of Restricted Shares may be subject to a different Restricted Period. The Committee may, in its sole discretion, at the time a grant is made, prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives, which shall be applicable to all or any portion of the Restricted Shares. The Committee may also, in its sole discretion, shorten or terminate the Restricted Period or waive any other restrictions applicable to all or a portion of such Restricted Shares. None of the Restricted Shares may be sold, transferred, assigned, pledged or otherwise encumbered or disposed during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Committee with respect to such Restricted Shares.

        9.3    Restricted Stock Certificates.    The Corporation shall issue, in the name of each employee and director to whom Restricted Shares have been granted, stock certificates representing the total number of Restricted Shares granted to each employee and director, as soon as reasonably practicable after the grant. The Corporation, at the direction of the Committee, shall hold such certificates, properly endorsed for transfer, for the employee's or director's benefit until such time as the Restricted Shares are forfeited to the Corporation, or the restrictions lapse.

        9.4    Rights of Holders of Restricted Shares.    Holders of Restricted Shares shall not have the right to vote such shares or the right to receive any cash dividends with respect to such shares. All distributions, if any, received by an employee or director with respect to Restricted Shares as a result of any stock split, stock distribution, a combination of shares, or other similar transaction shall be subject to the restrictions of this Article 9.

        9.5    Forfeiture.    Any Restricted Shares granted to an employee or director pursuant to the Plan shall be forfeited if the employee terminates employment or the director terminates service on the Board with the Corporation or its subsidiaries prior to the expiration of the Restricted Period and the satisfaction of any other conditions applicable to such Restricted Shares. Upon such forfeiture, the Restricted Shares that are forfeited shall be retained in the treasury of the Corporation and available for subsequent awards under the Plan, unless the Committee directs that such Restricted Shares be cancelled upon forfeiture. If the employee's employment or director's service on the Board terminates as a result of his or her Disability or death, Restricted Shares of such employee or director shall be forfeited, unless the Committee, in its sole discretion, shall determine otherwise.

        9.6    Delivery of Restricted Shares.    Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee, the restrictions applicable to the Restricted Shares shall lapse and a stock certificate for the number of Restricted Shares with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, to the recipient or the recipient's beneficiary or estate, as the case may be.

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 ARTICLE 10.

PERFORMANCE SHARES

        10.1    Award of Performance Shares.    For each Performance Period (as defined in Section 10.2), Performance Shares may be granted under the Plan to such employees or directors of the Corporation and its subsidiaries as the Committee shall determine in its sole discretion. Each Performance Share shall be deemed to be equivalent to one (1) share of Common Stock. Performance shares granted to an employee or director shall be credited to an account (a "Performance Share Account") established and maintained for such employee or director.

        10.2    Performance Period.    "Performance Period" shall mean such period of time shall be determined by the Committee in its sole discretion. Different Performance Periods may be established for different employees or directors receiving Performance Shares. Performance Periods may run consecutively or concurrently.

        10.3    Right to Payments of Performance Shares.    With respect to each award of Performance Shares under the Plan, the Committee shall specify performance objectives (the "Performance Objectives") which must be satisfied in order for the recipient to vest in the Performance Shares which have been awarded to him or her for the Performance Period. If the Performance Objectives established for an recipient for the Performance Period are partially but not fully met, the Committee may, nonetheless, in its sole discretion, determine that all or a portion of the Performance Shares have vested. If the Performance Objectives for a Performance Period are exceeded, the Committee may, in its sole discretion, grant additional, fully vested Performance Shares to the recipient. The Committee may also determine, in its sole discretion, that Performance Shares awarded to an recipient shall become partially or fully vested upon the employee's Disability or death, or upon the occurrence of a Change in Control, or upon the termination of the employee's employment or the director's service prior to the end of the Performance Period.

        10.4    Payment for Performance Shares.    As soon as practicable following the end of a Performance Period, the Committee shall determine whether the Performance Objectives for the Performance Period have been achieved (or partially achieved to the extent necessary to permit partial vesting at the discretion of the Committee pursuant to Section 10.3). If the Performance Objectives for the Performance Period have been exceeded, the Committee shall determine whether additional Performance Shares shall be granted to the employee or director pursuant to Section 10.3. As soon as reasonably practicable after such determinations, or at such later date as the Committee determine at the time of grant, the Corporation shall pay to the recipient an amount with respect to each vested Performance Share equal to the Market Price of a share of Common Stock on such payment date or, if the Committee shall so specify at the time of grant, an amount equal to (i) the Market Price of a share of Common Stock on the payment date less (ii) the Market Price of a share of Common Stock on the date of grant of the Performance Share. Payment shall be made entirely in cash, entirely in Common Stock (including Restricted Shares) or in such combination of cash and Common Stock as the Committee shall determine in its sole discretion.

        10.5    Voting and Dividend Rights.    Except as provided in Article 14 hereof, no recipient shall be entitled to any voting rights, to receive any cash dividends, or to have his or her Performance Share Account credited or increased as a result of any cash dividends or other distribution with respect to Common Stock. Notwithstanding the foregoing, within sixty (60) days from the date of payment of a cash dividend by the Corporation on its shares of Common Stock, the Committee, in its sole discretion, may credit an recipient's Performance Share Account with additional Performance Shares having an aggregate Market Price equal to the cash dividend per share paid on the Common Stock multiplied by the number of Performance Shares credited to his or her account at the time the cash dividend was declared.

        10.6    Transferability.    None of the Performance Shares may be sold, transferred, assigned, pledged or otherwise encumbered or disposed at any time.

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 ARTICLE 11.

PERFORMANCE UNITS

        11.1    Award of Performance Units.    For each Performance Period (as defined in Section 10.2), Performance Units may be granted under the Plan to such employees or directors of the Corporation and its subsidiaries as the Committee shall determine in its sole discretion. The award agreement covering such Performance Units shall specify a value for each Performance Unit or shall set forth a formula for determining the value of each Performance Unit at the time of payment (the "Ending Value"). If necessary to make the calculation of the amount to be paid to the employee pursuant to Section 11.3, the Committee shall also state in the award agreement the initial value of each Performance Unit (the "Initial Value"). Performance Units granted to an employee or director shall be credited to an account (a "Performance Unit Account") established and maintained for such employee or director.

        11.2    Right to Payment of Performance Units.    With respect to each award of Performance Units under the Plan, the Committee shall specify Performance Objectives which must be satisfied in order for the recipient to vest in the Performance Units which have been awarded to him or her for the Performance Period. If the Performance Objectives established for a recipient for the Performance Period are partially but not fully met, the Committee may, nonetheless, in its sole discretion, determine that all or a portion of the Performance Units have vested. If the Performance Objectives for a Performance Period are exceeded, the Committee may, in its sole discretion, grant additional, fully vested Performance Units to the recipient. The Committee may, in its sole discretion, adjust the Performance Objectives or the Initial Value or Ending Value of any Performance Units to reflect extraordinary events, such as stock splits, recapitalizations, mergers, combinations, divestitures, spin-offs and the like. The Committee may also determine, in its sole discretion, that Performance Units awarded to a recipient shall become partially or fully vested upon the employee's termination of employment or the director's termination of service due to Disability, death or otherwise, or upon the occurrence of a Change in Control.

        11.3    Payment for Performance Units.    As soon as practicable following the end of a Performance Period, the Committee shall determine whether the Performance Objectives for the Performance Period have been achieved (or partially achieved to the extent necessary to permit partial vesting at the discretion of the Committee pursuant to Section 11.2). If the Performance objectives for the Performance Period have been exceeded, the Committee shall determine whether additional Performance Units shall be granted to the recipient pursuant to section 11.2. As soon as reasonably practicable after such determinations, or at such later date as the Committee shall determine at the time of the grant, the Corporation shall pay to the recipient an amount with respect to each vested Performance Unit equal to the Ending Value of the Performance Unit or, if the Committee shall so specify at the time of grant, an amount equal to (i) the Ending Value of the Performance Unit less (ii) the Initial Value of the Performance Unit. Payment shall be made entirely in cash, entirely in Common Stock (including Restricted Shares) or in such combination of cash and Common Stock as the Committee shall determine in its sole discretion.

        11.4    Transferability.    None of the Performance Shares may be sold, transferred, assigned, pledged or otherwise encumbered or disposed at any time.

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 ARTICLE 12.

UNRESTRICTED SHARES

        12.1    Award of Unrestricted Shares.    The Committee may cause the Corporation to grant Unrestricted Shares to employees or directors at such time or times, in such amounts and for such reasons as the Committee, in its sole discretion, shall determine. No payment shall be required for Unrestricted Shares.

        12.2    Delivery of Unrestricted Shares.    The Corporation shall issue, in the name of each employee or director to whom Unrestricted Shares have been granted, stock certificates representing the total number of Unrestricted Shares granted to the employee or director, and shall deliver such certificates to the employee or director as soon as reasonably practicable after the date of grant or on such later date as the Committee shall determine at the time of grant.

ARTICLE 13.

CODE SECTION 162(m) PROVISIONS

        13.1    Covered Employees.    Notwithstanding any other provision of the Plan, if the Committee determines at the time Restricted Shares, Performance Shares or Performance Units are granted to a Participant who is, or is likely to be, as of the end of the tax year in which the Corporation would claim a tax deduction in connection with such Award, a Covered Employee, within the meaning of Section 162(m) of the Code, then the Committee may provide that this Article 13 is applicable to such Award.

        13.2    Performance Criteria.    If the Committee determines that Restricted Shares, Performance Shares or Performance Units are intended to be subject to this Article 13, the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of specified levels of one or any combination of the following: net sales; days sales outstanding; revenue; revenue growth or product revenue growth; operating income (before or after taxes); pre- or after-tax income (before or after allocation of corporate overhead and bonus); earnings per share; net income (before or after taxes); return on equity; total shareholder return; return on assets or net assets; appreciation in and/or maintenance of the price of the Shares or any other publicly-traded securities of the Corporation; market share; gross profits; earnings (including earnings before taxes, earnings before interest and taxes or earnings before interest, taxes, depreciation and amortization); economic value-added models or equivalent metrics; comparisons with various stock market indices; reductions in costs; cash flow or cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital); cash flow return on investment; improvement in or attainment of expense levels or working capital levels; operating margins, gross margins or cash margin; year-end cash; debt reductions; stockholder equity; market share; regulatory achievements; and implementation, completion or attainment of measurable objectives with respect to research, development, products or projects, production volume levels, acquisitions and divestitures and recruiting and maintaining personnel. Such performance goals also may be based solely by reference to the Corporation's performance or the performance of a subsidiary, division, business segment or business unit of the Corporation, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. The Committee may also exclude charges related to an event or occurrence which the Committee determines should appropriately be excluded, including (a) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (b) an event either not directly related to the operations of the Corporation or not within the reasonable control of the Corporation's management, or (c) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles. Such performance goals shall be set by the

11

Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code, and the regulations thereunder.

        13.3    Adjustments.    Notwithstanding any provision of the Plan, with respect to any Restricted Shares, Performance Shares or Performance Units that are subject to this Article 13, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance goals, except in the case of the death or disability of the Participant or as otherwise determined by the Committee in special circumstances.

        13.4    Restrictions.    The Committee shall have the power to impose such other restrictions on Awards subject to this Article as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for "performance-based compensation" within the meaning of Section 162(m) of the Code.

        13.5    Limitations on Grants to Individual Participants.    Subject to adjustment as provided in Article 14, no Participant may be granted (i) Options or Stock Appreciation Rights or (ii) Restricted Shares, Performance Shares and/or Performance Units that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in Shares, in each case during any 12-month period with respect to more than 150,000 Shares in the aggregate (the "Limitations"). If an Award is cancelled, the cancelled Award shall continue to be counted toward the applicable Limitations.

ARTICLE 14.

ADJUSTMENT UPON CHANGES IN CAPITALIZATION

        In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the Shares or the value thereof, such adjustments and other substitutions shall be made to the Plan and to awards as the Committee deems equitable or appropriate to prevent dilution or enlargement of the rights of Participants under the Plan, including such adjustments in the aggregate number, class and kind of securities that may be delivered under the Plan, the Limitations, the maximum number of Shares that may be issued as incentive stock options and, in the aggregate or to any one Participant, in the number, class, kind and option or exercise price of securities subject to outstanding awards granted under the Plan (including, if the Committee deems appropriate, the substitution of similar options to purchase the shares of, or other awards denominated in the shares of, another company) as the Committee may determine to be appropriate provided, however, that the number of Shares subject to any award shall always be a whole number.

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 ARTICLE 15.

AMENDMENT AND TERMINATION

        The Board may suspend, terminate, modify or amend the Plan, provided that any amendment that would (i) materially increase the aggregate number of shares which may be issued under the Plan, (ii) materially increase the benefits accruing to employees or directors under the Plan, or (iii) materially modify the requirements as to eligibility for participation in the Plan, shall be subject to the approval of the Corporation's stockholders, except that any such increase or modifications that may result from adjustments authorized by Article 14 hereof shall not require stockholder approval. If the Plan is terminated, the terms of the Plan shall, notwithstanding such termination, continue to apply to awards granted prior to such termination. No suspension, termination, modification, or amendment of the Plan may, without the consent of the employee or director to whom an award shall theretofore have been granted, adversely affect the rights of such employee or director under such award.

ARTICLE 16.

WRITTEN AGREEMENT

        Each award of Options, Stock Appreciation Rights, Restricted Shares, Performance Shares, Performance Units, Unrestricted Shares and Tax Offset Payments shall be evidenced by a written agreement containing such restrictions, terms and conditions, if any, as the Committee may require. In the Event of any conflict between a written agreement and the Plan, the terms of the Plan shall govern.

ARTICLE 17.

MISCELLANEOUS PROVISIONS

        17.1    Tax Withholding.    The Corporation shall have the right to require recipients or their beneficiaries or legal representatives to remit to the Corporation an amount sufficient to satisfy Federal, state and local withholding requirements, or to deduct from all payments under the Plan, amounts sufficient to satisfy all withholding tax requirements. Whenever payments under the Plan are to be made to a recipient in cash, such payments shall be net of any amounts sufficient to satisfy all Federal, state and local withholding tax requirements. The Corporation may, in its sole discretion, permit a recipient to satisfy his or her tax withholding obligation either by (i) surrendering shares owned by the recipient or (ii) having the Corporation withhold from shares otherwise deliverable to the recipient. Shares surrendered or withheld shall be valued at their Market Price as of the date on which income is required to be recognized for income tax purposes.

        17.2    Compliance With Section 16(b).    In the case of employees or directors who are or may be subject to Section 16 of the Act, it is the intent of the Corporation that the Plan and any award granted hereunder satisfy and be interpreted in a manner that satisfies the applicable requirements of Rule 16b-3, so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Act and will not be subjected to liability thereunder. If any provision of the Plan or any award would otherwise conflict with the intent expressed herein, that provision, to the extent possible, shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, such provision shall be deemed void as applicable to employees or directors who are or may be subject to Section 16 of the Act.

        17.3    Successors.    The obligations of the Corporation under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Corporation, or upon any successor corporation or organization succeeding to all or substantially all or the assets and business of the Corporation. In the event of any of the foregoing, the Committee may, at its discretion prior to the consummation of the transaction and subject to Article 15 hereof,

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cancel, offer to purchase, exchange, adjust or modify any outstanding awards, at such time and in such manner as the Committee deems appropriate and in accordance with applicable law.

        17.4    General Creditor Status.    Recipients shall have no right, title, or interest whatsoever in or to any investments which the Corporation may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Corporation and any recipient or beneficiary or legal representative of such recipient. To the extent that any person acquires a right to receive payments from the Corporation under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Corporation. All payments to be made hereunder shall be paid from the general funds of the Corporation and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such funds except as expressly set forth in the Plan.

        17.5    No Right to Employment.    Nothing in the Plan or in any written agreement entered into pursuant to the Article 16 hereof, nor the grant of any awards, shall confer upon any employee or director any right to continue in the employ or service of the Corporation or a subsidiary or to be entitled to any remuneration or benefits not set forth in the Plan or such written agreement or interfere with or limit the right of the Corporation or a subsidiary to modify the terms of or terminate such employee's employment or director's service at any time.

        17.6    Notices.    Notices required or permitted to be made under the Plan shall be sufficiently made if personally delivered to the recipient or sent by regular mail addressed (a) to the recipient at the recipient's address as set forth in the books and records of the Corporation or its subsidiaries, or (b) to the Corporation or the Committee as the principal office of the Corporation clearly marked "Attention: Plan Administration Committee."

        17.7    Severability.    In the event that any provision in the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall not be construed and enforced as if the illegal or invalid provision had not been included.

        17.8    Governing Law.    To the extent not preempted by Federal law, the Plan and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of New York, without regard to the conflicts of law provisions thereof.

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 APPENDIX B

Amendment to Amended Articles of Incorporation of Cache, Inc.

        The first sentence of Paragraph (A) of Article III of the Company's amended Articles of Incorporation shall be deleted and replaced with the following:

        "The maximum number of shares of common stock that this Corporation is authorized to have outstanding at any one time is FORTY MILLION (40,000,000) shares of Common Stock having a par value of One Cent ($0.01) per share."

FOLD AND DETACH HERE AND READ THE REVERSE SIDE REVOCABLE PROXY CACHE, INC. ANNUAL MEETING OF SHAREHOLDERS JULY 21, 2009 THIS PROXY IS SOLICIATED ON BEHALF OF THE BOARD OF DIRECTORS Notice of Internet Availability of Proxy Materials Proxy materials relating to the Annual Meeting of Shareholders are available at http://www.cstproxy.com/cache/2009 The undersigned hereby appoints Thomas E. Reinckens and Margaret J. Feeney, and each of them, with full power of substitution, Proxies of the undersigned to vote all shares of Common stock of Cache, Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on July 21, 2009, and all adjournments thereof, with all powers the undersigned would possess if personally presented, and particularly, without limiting the generality of the foregoing, to vote and act as follows: 1. Election of five directors of the Company. FOR all nominees listed below (except as marked to the contrary below) WITHHOLD AUTHORITY vote for all nominees listed below Andrew M. Saul, Thomas E. Reinckens, Gene G. Gage, Arthur S. Mintz, Morton J. Schrader. (INSTRUCTIONS: To withold authority to vote for any individual nominee, write the nominee’s name in the space below.) CONTINUE AND TO BE SIGNED ON REVERSE Please mark your votes like this X

LEFT BLANK INTENTIONALLY FOLD AND DETACH HERE AND READ THE REVERSE SIDE 2. To approve the Company’s amended and restated 2008 Stock Option and Performance Incentive Plan. FOR AGAINST ABSTAIN 3. To approve the increase in the Company’s authorized common stock to 40,000,000 shares. FOR AGAINST ABSTAIN 4. Ratification of the appointment of MHM Mahoney Cohen CPA’s, as the Company’s independent auditors for the fiscal year ending January 2, 2010. FOR AGAINST ABSTAIN 5. In their discretion, upon such matters as may properly come before the meeting. THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED “FOR” THE ELECTION OF EACH DIRECTOR NAMED HEREIN AND “FOR” ITEMS 2, 3 AND 4. COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER: Note: Please sign as name appears. Joint owners should each sign. When signing as Attorney, Administrator, Trustee or Guardian, please give full title as such. If signer is a corporation, please sign with full corporation name by duly authorized officer or officers. To change the address on your account, please check the box at the left and indicate your new address in the address space provided below. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Signature of Stockholder Date Note: Please sign as name appears. Joint owners should each sign.

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CACHE, INC. 1440 BROADWAY NEW YORK, NEW YORK 10018 (212) 575-3200
ELECTION OF DIRECTORS (Proposal 1)
RATIFICATION OF THE APPOINTMENT OF MHM MAHONEY COHEN CPAs AS AUDITORS (Proposal 2)
THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF MAHONEY COHEN AS THE COMPANY'S INDEPENDENT AUDITORS
APPROVAL OF AMENDED AND RESTATED 2008 STOCK OPTION AND PERFORMANCE INCENTIVE PLAN (Proposal 3)
THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ADOPTION OF THE 2008 PLAN
APPROVAL OF THE INCREASE IN THE COMPANY'S AUTHORIZED SHARE CAPITAL TO 40,000,000 SHARES OF COMMON STOCK (Proposal 4)
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL TO AMEND OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 20,000,000 TO 40,000,000 SHARES.
EXECUTIVE COMPENSATION
Outstanding Equity Awards at Fiscal Year-End
Potential Payments to Mr. Reinckens upon the Occurrence of Certain Events
Potential Payments to Ms. Feeney upon the Occurrence of Certain Events
Potential Payments to Ms. Kantor upon the Occurrence of Certain Events
Potential Payments to Mr. Kantor upon the Occurrence of Certain Events
REPORT OF THE AUDIT COMMITTEE
PRINCIPAL SHAREHOLDERS AND SHARE OWNERSHIP BY CERTAIN BENEFICIAL OWNERS AND BY MANAGEMENT
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER BUSINESS
SHAREHOLDER PROPOSALS
INCORPORATION BY REFERENCE
ANNUAL REPORT ON FORM 10-K
CACHE INC. AMENDED AND RESTATED 2008 STOCK OPTION AND PERFORMANCE INCENTIVE PLAN
TABLE OF CONTENTS
CACHE, INC. AMENDED AND RESTATED 2008 STOCK OPTION AND PERFORMANCE INCENTIVE PLAN
ARTICLE 1. ESTABLISHMENT AND PURPOSE
ARTICLE 2. AWARDS
ARTICLE 3. ADMINISTRATION
ARTICLE 4. ELIGIBILITY
ARTICLE 5. STOCK OPTIONS
ARTICLE 6. STOCK APPRECIATION RIGHTS
ARTICLE 7. NONTRANSFERABILITY OF OPTIONS AND STOCK APPRECIATION RIGHTS
ARTICLE 8. EFFECT OF TERMINATION OF EMPLOYMENT OR BOARD SERVICE, DISABILITY, DEATH OR CHANGE IN CONTROL
ARTICLE 9. RESTRICTED SHARES
ARTICLE 10. PERFORMANCE SHARES
ARTICLE 11. PERFORMANCE UNITS
ARTICLE 12. UNRESTRICTED SHARES
ARTICLE 13. CODE SECTION 162(m) PROVISIONS
ARTICLE 14. ADJUSTMENT UPON CHANGES IN CAPITALIZATION
ARTICLE 15. AMENDMENT AND TERMINATION
ARTICLE 16. WRITTEN AGREEMENT
ARTICLE 17. MISCELLANEOUS PROVISIONS
  APPENDIX B
Amendment to Amended Articles of Incorporation of Cache, Inc.